UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

PIPER JAFFRAY COMPANIES

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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800 Nicollet Mall
Minneapolis, Minnesota 55402
(612) 303-6000

March 18, 2004

Dear Shareholders:

      You are cordially invited to join us for our 2004 annual meeting of shareholders, which will be held on Wednesday, April 28, 2004, at 3:30 p.m., Central Time, at the Minneapolis Convention Center, 1301 Second Avenue South in Minneapolis, Minnesota. This is our first annual meeting as a newly independent company. For your convenience, a map showing the location of the Minneapolis Convention Center is provided on the back of the accompanying proxy statement. Holders of record of our common stock as of March 3, 2004, are entitled to notice of and to vote at the 2004 annual meeting.

      The Notice of Annual Meeting of Shareholders and the proxy statement that follow describe the business to be conducted at the meeting. We also will report on matters of current interest to our shareholders.

      We hope you will be able to attend the meeting. However, even if you plan to attend in person, please vote your shares promptly to ensure they are represented at the meeting. You may submit your proxy vote by telephone or Internet as described in the following materials or by completing and signing the enclosed proxy card and returning it in the envelope provided. If you decide to attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

      If your shares are held in the name of a broker, bank, trust or other nominee, you will need proof of ownership to be admitted to the meeting, as described under “How can I attend the meeting?” on page 4 of the proxy statement.

      We look forward to seeing you at the annual meeting.

Sincerely,

ANDREW S. DUFF
Chairman and Chief Executive Officer

800 Nicollet Mall
Minneapolis, Minnesota 55402
(612) 303-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date and Time:	Wednesday, April 28, 2004, at 3:30 p.m., Central Time

Place:	Minneapolis Convention Center 1301 Second Avenue South Minneapolis, Minnesota 55403

Items of Business:	1. The election of three directors, each for a three-year term.

2. The approval of the Piper Jaffray Companies Amended and Restated 2003 Annual and Long-Term Incentive Plan.

3. The ratification of the selection of Ernst & Young LLP as Piper Jaffray Companies’ independent auditors for the year ending December 31, 2004.

4. Any other business that may properly be considered at the meeting or any adjournment of the meeting.

Record Date:	You may vote at the meeting if you were a shareholder of record at the close of business on March 3, 2004.

Voting by Proxy:	Whether or not you plan to attend the annual meeting in person, please vote your shares by proxy to ensure they are represented at the meeting. You may submit your proxy vote by telephone or Internet by no later than 11:59 p.m. Eastern Time on April 27, 2004 (as directed on the enclosed proxy card), or by completing, signing and promptly returning the enclosed proxy card by mail. We encourage you to vote by telephone or Internet in order to reduce our mailing and handling expenses. If you choose to submit your proxy by mail, we have enclosed an envelope addressed to our transfer agent, Mellon Investor Services, for which no postage is required if mailed in the United States.

By Order of the Board of Directors

JAMES L. CHOSY
Secretary

March 18, 2004

PROXY STATEMENT

i

Piper Jaffray Companies Audit Committee Charter	Appendix A
Piper Jaffray Companies Amended and Restated 2003 Annual and Long-Term Incentive Plan	Appendix B

ii

PROXY STATEMENT

2004 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 28, 2004

       The Board of Directors of Piper Jaffray Companies is soliciting proxies for use at the annual meeting of shareholders to be held on April 28, 2004, and at any adjournment or postponement of the meeting. This proxy statement and the enclosed proxy card are first being mailed or given to shareholders on or about March 18, 2004.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the meeting?

      At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders. These include the election of directors, approval of our Amended and Restated 2003 Annual and Long-Term Incentive Plan and ratification of the selection of our independent auditors. Also, management will report on matters of current interest to our shareholders and respond to questions from our shareholders.

Who is entitled to vote at the meeting?

      The Board has set March 3, 2004, as the record date for the annual meeting. If you were a shareholder of record at the close of business on March 3, 2004, you are entitled to vote at the meeting.

      As of the record date, 19,813,253 shares of common stock were issued and outstanding and, therefore, eligible to vote at the meeting.

What are my voting rights?

      Holders of our common stock are entitled to one vote per share. Therefore, a total of 19,813,253 votes are entitled to be cast at the meeting. There is no cumulative voting.

How many shares must be present to hold the meeting?

      In accordance with our bylaws, shares equal to a majority of the voting power of the outstanding shares of common stock entitled to vote generally in the election of directors as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if:

•	you are present and vote in person at the meeting; or

•	you have properly submitted a proxy card by mail, telephone or Internet.

How do I submit my proxy vote?

      If you are a shareholder of record, you can give a proxy to be voted at the meeting in any of the following ways:

•	over the telephone by calling a toll-free number;

•	electronically, using the Internet; or

•	by completing, signing and mailing the enclosed proxy card.

      The telephone and Internet voting procedures have been set up for your convenience. The procedures have been designed to authenticate your identity, to allow you to give voting instructions,

and to confirm that those instructions have been recorded properly. If you are a shareholder of record and you would like to submit your proxy by telephone or Internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to vote using a paper format, please return your signed proxy card to us before the annual meeting.

      If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker, bank, trust or other nominee. Your broker, bank, trust or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank, trust or nominee how to vote your shares.

What is the difference between a shareholder of record and a “street name” holder?

      If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

      If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described above under “How do I submit my proxy vote?”

How do I vote if my shares are held in the U.S. Bancorp 401(k) Savings Plan?

      If you hold any shares of Piper Jaffray common stock in the U.S. Bancorp 401(k) Savings Plan, your completed proxy card or telephone or Internet proxy vote will serve as voting instructions to the plan trustee. However, your voting instructions must be received at least five days prior to the annual meeting in order to count. In accordance with the terms of the plan, the trustee will vote all of the shares held in the plan in the same proportion as the actual proxy votes submitted by plan participants at least five days prior to the annual meeting.

What does it mean if I receive more than one proxy card?

      If you receive more than one proxy card, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit your proxy vote by telephone or Internet, vote once for each proxy card you receive.

Can I vote my shares in person at the meeting?

      If you are a shareholder of record, you may vote your shares in person at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting. If you submit your vote by proxy and then decide to vote in person at the annual meeting, the vote you submit at the meeting will override your proxy vote.

      If you are a street name holder, you may vote your shares in person at the meeting only if you obtain and bring to the meeting a signed letter or other proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

      If you are a participant in the U.S. Bancorp 401(k) Savings Plan, you may submit a proxy vote as described above, but you may not vote your Piper Jaffray shares held in the U.S. Bancorp 401(k) Savings Plan in person at the meeting.

What vote is required for the election of directors or for a proposal to be approved?

      The three director nominees who receive the most votes will be elected. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

      The affirmative vote of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting is required to approve our Amended and Restated 2003 Annual and Long-Term Incentive Plan and to ratify the selection of our independent auditors.

How are votes counted?

      You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the other proposals.

      If you submit your proxy but abstain from voting on one or more matters or withhold authority to vote for one or more director nominees, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

      If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal. If you withhold authority to vote for one or more of the directors, this will have no effect on the outcome of the vote.

      The New York Stock Exchange permits a member broker who holds shares in street name for customers to vote on certain items even if the broker has not received instructions from the beneficial owner of the shares. However, New York Stock Exchange rules do not permit member brokers to vote on the proposal to approve our Amended and Restated 2003 Annual and Long-Term Incentive Plan unless the broker has received instructions from the beneficial owner of the shares. Broker non-votes will have no effect on the outcome of the proposal regarding our Amended and Restated 2003 Annual and Long-Term Incentive Plan.

      In addition, the New York Stock Exchange restricts the voting of shares held in street name by Piper Jaffray & Co., our broker dealer subsidiary, because of our relationship with this member broker. Accordingly, if Piper Jaffray & Co. does not receive voting instructions regarding shares held by it in street name with respect to the election of directors and ratification of the appointment of our independent auditors, it is entitled to vote these shares only in the same proportion as the shares represented by the votes cast by all shareholders of record with respect to each proposal.

How does the Board recommend that I vote?

      The Board of Directors recommends a vote:

•	FOR all of the nominees for director;

•	FOR the approval of the Piper Jaffray Companies Amended and Restated 2003 Annual and Long-Term Incentive Plan; and

•	FOR the ratification of the selection of Ernst & Young LLP as Piper Jaffray’s independent auditors for the year ending December 31, 2004.

What if I do not specify how I want my shares voted?

      If you submit a signed proxy card or submit your proxy by telephone or Internet but do not specify how you want to vote your shares, we will vote your shares:

•	FOR all of the nominees for director;

•	FOR the approval of the Piper Jaffray Companies Amended and Restated 2003 Annual and Long-Term Incentive Plan; and

•	FOR the ratification of the selection of Ernst & Young LLP as Piper Jaffray’s independent auditors for the year ending December 31, 2004.

Can I change my vote after submitting my proxy?

      Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting, in any of the following ways:

•	by sending a written notice of revocation to the Secretary of Piper Jaffray;

•	by submitting a later-dated proxy to the Secretary of Piper Jaffray;

•	by submitting a later-dated proxy by telephone or Internet before the deadline set forth on the enclosed proxy card; or

•	by voting in person at the meeting.

Will my vote be kept confidential?

      Yes. We have procedures to ensure that, regardless of whether shareholders vote by mail, telephone, Internet or in person, (1) all proxies, ballots and voting tabulations that identify shareholders are kept permanently confidential, except as disclosure may be required by federal or state law or expressly permitted by a shareholder; and (2) voting tabulations are performed by an independent third party.

How can I attend the meeting?

      You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from your broker, bank, trust or other nominee are examples of proof of ownership.

      Please let us know if you plan to attend the meeting when you return your proxy, by marking the attendance box on the proxy card or responding affirmatively when prompted during telephone or Internet voting.

Who pays for the cost of proxy preparation and solicitation?

      Piper Jaffray pays for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders. We have retained Georgeson Shareholder Communications to assist in the solicitation of proxies for the annual meeting for a fee of approximately $10,000, plus reimbursement for out-of-pocket expenses.

      We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone or facsimile or personally. These individuals will receive no additional compensation for their services other than their regular compensation.

Can I receive future proxy statements and annual reports electronically instead of receiving paper copies through the mail?

      Yes. If you are a shareholder of record or if your shares of Piper Jaffray common stock are held in the U.S. Bancorp 401(k) Savings Plan, you may request and consent to electronic delivery of future proxy statements and annual reports by accessing the Web site www.melloninvestor.com and accessing your account after clicking on Investor ServiceDirectSM. If you do not see a prompt regarding consent to electronic delivery of materials, click on Consent Update under the Account Management option and follow the instructions. If your shares are held in street name, please contact your broker, bank, trust or other nominee and ask about the availability of electronic delivery.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

      Our executive officers and directors are encouraged to own Piper Jaffray stock to further align management’s and shareholders’ interests. Piper Jaffray’s guideline for members of senior management is share ownership in an amount having a market value ranging from two to seven times the individual’s annual base salary, depending upon the individual’s position, to be achieved within five years of becoming subject to the guidelines. Our Compensation Committee also has established a guideline providing for ownership by non-employee directors in an amount equal to two times the director’s annual cash retainer, to be achieved within three years after the director’s initial election to the Board.

      The following table shows how many shares of our common stock were beneficially owned as of March 3, 2004, by each of our directors, director nominees and executive officers named in the Summary Compensation Table in this proxy statement, and by all of our directors and executive officers as a group. To the best of our knowledge, no shareholder beneficially owned more than five percent of our common stock as of March 3, 2004. Unless otherwise noted, the shareholders listed in the table have sole voting and investment power with respect to the shares of common stock owned by them.

	Shares of Piper
	Jaffray Common
Name of Beneficial Owner	Stock*

Andrew S. Duff	15,744	(1)
Michael R. Francis	1,228	(2)
Paul D. Grangaard	4,262	(3)
B. Kristine Johnson	1,228	(2)
Samuel L. Kaplan	4,771	(4)
Barry J. Nordstrand	9,152	(5)
Robert W. Peterson	6,685	(6)
Addison L. Piper	3,294	(7)
Thomas P. Schnettler	9,930	(8)
Frank L. Sims	1,228	(2)
Richard A. Zona	1,317	(9)
All directors, director nominees and executive officers as a group (16 persons)	66,005	(10)

*	None of the beneficial owners owns more than 1% of outstanding Piper Jaffray common stock.

(1)	Includes 12,395 shares of restricted stock that vest in full on February 12, 2007, and 3,349 shares of common stock held directly.

(2)	Consists of shares of common stock covered by options that are currently exercisable.

(3)	Includes 3,974 shares of restricted stock that vest in full on February 12, 2007, 277 shares of common stock held directly and 11 shares of common stock held in the U.S. Bancorp 401(k) Savings Plan.

(4)	Includes 3,543 shares of common stock held in the Kaplan, Strangis & Kaplan profit-sharing trust for the benefit of Mr. Kaplan and 1,228 shares of common stock covered by options that are currently exercisable.

(5)	Includes 8,974 shares of restricted stock that vest in full on February 12, 2007, and 178 shares held in an individual retirement account.

(6)	Includes 6,474 shares of restricted stock that vest in full on February 12, 2007, 197 shares of common stock held directly and 14 shares of common stock held in the U.S. Bancorp 401(k) Savings Plan.

(7)	Includes 1,790 shares of restricted stock that vest in full on February 12, 2007, 1,000 shares of common stock held in an individual retirement account, 502 shares of common stock held directly and 2 shares of common stock held by Mr. Piper’s spouse.

(8)	Includes 9,764 shares of restricted stock that vest in full on February 12, 2007, and 166 shares of common stock held directly.

(9)	Includes 89 shares of common stock held directly and 1,228 shares of common stock covered by options that are currently exercisable.

(10)	Includes 49,900 shares of restricted stock that vest in full on February 12, 2007, 5,097 shares held in a retirement or profit-sharing plan or account, 4,868 shares of common stock held directly or by family members, and 6,140 shares covered by options that are currently exercisable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors to file initial reports of ownership and reports of changes in ownership of our securities with the Securities and Exchange Commission. Executive officers and directors are required to furnish us with copies of these reports. Based on our knowledge and on written representations from the executive officers and directors, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors for 2003 were satisfied, except that Form 3 reports with respect to Michael R. Francis, B. Kristine Johnson, Samuel L. Kaplan, Frank L. Sims and Richard A. Zona were not filed on a timely basis due to an administrative error by Piper Jaffray.

ITEM 1 — ELECTION OF DIRECTORS

      The number of directors currently serving on our Board of Directors is seven. Our Board of Directors is divided into three classes of approximately equal size. The members of each class are elected to serve a three-year term with the term of office for each class ending in consecutive years. At this year’s annual meeting, the terms of our Class I directors will expire. Andrew S. Duff, Samuel L. Kaplan and Frank L. Sims, who currently serve as Class I directors with terms expiring at the upcoming annual meeting, have been nominated for reelection to the Board to serve until the 2007 annual meeting or until their successors are elected and qualified. Each of the nominees has agreed to serve as a director if elected. Proxies may not be voted for more than three directors.

      If, for any reason, any nominee becomes unable to serve before the election, the persons named as proxies will vote your shares for a substitute nominee selected by the Board of Directors. Alternatively, the Board of Directors, at its option, may reduce the number of directors constituting Class I directors.

      The three nominees for director receiving a plurality of the votes cast at the meeting in person or by proxy shall be elected.

      The Board of Directors recommends a vote FOR the election of the three director nominees. Proxies will be voted FOR the election of the three nominees unless otherwise specified.

      The nominees for election as director and the directors whose terms of office will continue after the meeting have provided the following information about themselves.

CLASS I DIRECTORS — NOMINEES FOR TERMS ENDING IN 2007

ANDREW S. DUFF: Age 46, chairman since December 31, 2003. Mr. Duff became chairman following completion of our spin-off from U.S. Bancorp on December 31, 2003. He also serves as our chief executive officer, a position he attained in 2000. Mr. Duff served as president of Piper Jaffray from 1996 through 2003. Prior to the spin-off from U.S. Bancorp, Mr. Duff also was a vice chairman of U.S. Bancorp from 1999 through 2003.

SAMUEL L. KAPLAN: Age 67, director since December 31, 2003. Mr. Kaplan is currently a partner with the law firm of Kaplan, Strangis and Kaplan, P.A., Minneapolis, Minnesota. Mr. Kaplan is a founding member of the firm, which was established in 1978, and has served as its President continuously since that time. Mr. Kaplan also is a member of the board of directors of Vyyo Inc.

FRANK L. SIMS: Age 53, director since December 31, 2003. Mr. Sims is corporate vice president, transportation and product assurance for Cargill, Inc., Minneapolis, Minnesota, a marketer and distributor of agricultural and industrial products and services. Mr. Sims joined Cargill in 1972 and served in various roles before attaining his current position in 2001. Most recently, he was president of Cargill’s North American Grain Division from 1998 to 2000. Mr. Sims also is a member of the boards of directors of the Federal Reserve Bank of Minneapolis and Tennant Company.

CLASS II DIRECTORS — TERMS ENDING IN 2005

ADDISON L. PIPER: Age 57, vice chairman since December 31, 2003. Mr. Piper has worked for Piper Jaffray since 1969, serving as assistant syndicate manager, director of securities trading and director of sales and marketing. He served as chief executive officer from 1983 to 2000 and served as chairman from 1988 to 2003. Since 1998, Mr. Piper also has had responsibility for our venture and private capital fund activities. Mr. Piper also is a member of the board of directors of Renaissance Learning Corporation.

MICHAEL R. FRANCIS: Age 41, director since December 31, 2003. Since 2003, Mr. Francis has served as executive vice president, marketing for Target Corporation, Minneapolis, Minnesota, an operator of large-store general merchandise formats, including discount stores, moderate-priced promotional and traditional department stores, and a direct mail and on-line business. Mr. Francis began his career with Marshall Field’s department stores in 1985 and has been with Target Corporation since its acquisition of Marshall Field’s in 1990. He previously served Target Corporation as senior vice president, marketing from 2001 to 2003 and as senior vice president, marketing and visual presentation of the department store division from 1995 to 2001. Prior to that, he held a variety of positions within Target Corporation’s advertising division. Mr. Francis also is a member of the board of directors of Department 56, Inc.

CLASS III DIRECTORS — TERMS ENDING IN 2006

B. KRISTINE JOHNSON: Age 52, director since December 31, 2003. Since 2000, Ms. Johnson has been president of Affinity Capital Management, a Minneapolis-based venture capital firm that invests primarily in seed and early-stage health care companies in the United States. Ms. Johnson served as a consultant to Affinity Capital Management in 1999. Prior to that, she was employed for 17 years at Medtronic, Inc., a manufacturer of cardiac pacemakers, neurological and spinal devices and other medical products, serving most recently as senior vice president and chief administrative officer from 1998 to 1999. Her experience at Medtronic also includes service as president of the vascular business and president of the tachyarrhythmia management business, among other roles. Ms. Johnson also is a member of the board of directors of ADC Telecommunications, Inc.

RICHARD A. ZONA: Age 59, director since December 31, 2003. Since 2000, Mr. Zona has been chairman and chief executive officer of Zona Financial LLC, a Minneapolis-based business that provides financial advisory services, including strategic alternatives, capital planning, and mergers and acquisitions. Mr. Zona is the former vice chairman, wholesale banking and wealth management of U.S. Bancorp, a position he held from 1996 to 2000. From 1989 to 1996, Mr. Zona was chief financial officer of U.S. Bancorp’s predecessor, First Bank System, Inc. Prior to that, Mr. Zona spent 19 years with the accounting firm of Ernst & Young LLP. Mr. Zona also serves on the boards of directors of New Century Financial Corporation, Polaris Industries, Inc. and Shopko Stores, Inc.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

      The Board of Directors conducts its business through meetings of the Board and the following standing committees: Audit, Compensation, and Nominating and Governance. Each of the standing committees has adopted and operates under a written charter, all of which are available on our Web site at www.piperjaffray.com. Other corporate governance documents also are available on our Web site, including our Corporate Governance Principles.

Director Independence

      Under applicable New York Stock Exchange listing standards, a majority of the Board of Directors must be independent, and no director qualifies as “independent” unless the Board of Directors affirmatively determines that the director has no material relationship with Piper Jaffray. In connection with this independence determination, the Board considered transactions and relationships between each director or any member of his or her immediate family and Piper Jaffray and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Transactions” below. The Board also examined transactions and relationships between directors or their affiliates and members of Piper Jaffray’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

      As a result of this review the Board affirmatively determined that each of our non-employee directors (Michael R. Francis, B. Kristine Johnson, Samuel L. Kaplan, Frank L. Sims and Richard A. Zona) is “independent” as that term is defined in the applicable New York Stock Exchange listing standards. Messrs. Duff and Piper cannot be considered independent directors because of their employment as executive officers of Piper Jaffray.

Meetings of the Independent Directors

      In addition to the committees of the Board of Directors described above, our non-employee directors meet regularly in executive sessions in which our employee directors (Messrs. Duff and Piper) and other members of management do not participate. Mr. Kaplan, Chairperson of the Nominating and Governance Committee, serves as the presiding director of these executive sessions.

Committees of the Board

          Audit Committee

Members:	Richard A. Zona, Chairperson

B. Kristine Johnson
Frank L. Sims

      The Audit Committee is a separate committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Board of Directors has determined that all members of the Audit Committee are “independent” as that term is defined in the applicable New York Stock Exchange listing standards and regulations of the Securities and Exchange Commission and that all members are financially literate as required by the applicable New York Stock Exchange listing standards. The Board of Directors also has determined that all members of the Audit Committee have the accounting or related financial expertise required by the applicable New York Stock Exchange listing standards and that Mr. Zona and Mr. Sims each is an “audit committee financial expert” as defined by applicable regulations of the Securities and Exchange Commission. In addition to his service on our Audit Committee, Mr. Zona serves on the audit committees of New Century Financial Corporation, Polaris Industries, Inc. and Shopko Stores, Inc. Our Board of Directors has determined that Mr. Zona’s simultaneous service on these other audit committees does not impair his ability to serve effectively on our Audit Committee.

      The Audit Committee’s purpose is to oversee the independent auditor’s qualifications and independence, the integrity of our financial statements, the performance of our internal audit function and independent auditors and compliance with legal and regulatory requirements. The Audit Committee has sole authority to retain and terminate the independent auditors and is directly responsible for the compensation and oversight of the work of the independent auditors. The Audit

Committee reviews and discusses with management and the independent auditors the annual audited and quarterly financial statements, reviews the integrity of the financial reporting processes, both internal and external, and prepares the Audit Committee Report included in the proxy statement in accordance with the rules and regulations of the Securities and Exchange Commission. The Audit Committee has adopted and operates under a written charter, which is available on our Web site at www.piperjaffray.com and is included as Appendix A to this proxy statement. The Audit Committee did not meet during 2003 because Piper Jaffray was not yet an independent company.

          Compensation Committee

Members:	Michael R. Francis, Chairperson

Frank L. Sims
Richard A. Zona

      The Board of Directors has determined that all members of the Compensation Committee are “independent” as that term is defined in applicable New York Stock Exchange listing standards. The Compensation Committee discharges the Board’s responsibilities relating to compensation of the executive officers, oversees succession planning for the executive officers and ensures that the company’s compensation and employee benefit programs comply with our compensation and benefits philosophy. The Committee evaluates our compensation philosophy, goals and objectives generally, and it approves corporate goals related to the compensation of the chief executive officer, evaluates the chief executive officer’s performance and compensates the chief executive officer based on this evaluation. The Committee also reviews and approves compensation and compensatory arrangements applicable to our other executive officers and, jointly with the Nominating and Governance Committee, oversees succession planning for the executive officers. In addition, the Committee is responsible for recommending stock ownership guidelines for the executive officers and directors, for recommending the compensation and benefits to be provided to our non-employee directors, for reviewing and recommending the establishment of broad-based incentive compensation, equity-based, retirement or other material employee benefit plans, and for discharging any duties under the terms of compensation or benefit plans of Piper Jaffray. The Compensation Committee has adopted and operates under a written charter, which is available on our Web site at www.piperjaffray.com. The Compensation Committee did not meet during 2003 because Piper Jaffray was not yet an independent company.

          Nominating and Governance Committee

Members:	Samuel L. Kaplan, Chairperson

Michael R. Francis
B. Kristine Johnson

      The Board of Directors has determined that all members of the Nominating and Governance Committee are “independent” as that term is defined in applicable New York Stock Exchange listing standards. The Nominating and Governance Committee identifies and recommends individuals qualified to become members of the Board of Directors and recommends to the Board sound corporate governance principles and practices for Piper Jaffray. In particular, the Committee assesses the independence of all Board members, identifies and evaluates candidates for nomination as directors, responds to director nominations submitted by shareholders, recommends the slate of director nominees for election at the annual meeting of shareholders and to fill vacancies between annual meetings, recommends qualified members of the Board for membership on committees, oversees the director orientation and continuing education programs, reviews the Board’s committee structure, reviews and assesses the adequacy of our corporate governance principles, evaluates the annual evaluation process for the executive officers, the Board and Board committees and oversees the succession planning process for the executive officers jointly with the Compensation Committee. The responsibilities of the Nominating and Governance Committee are set forth in the Nominating and Governance Committee Charter, which is available on our Web site at www.piperjaffray.com. The

Nominating and Governance Committee did not meet during 2003 because Piper Jaffray was not yet an independent company.

Meeting Attendance

      Our Corporate Governance Principles provide that our directors are expected to attend meetings of the Board and of the committees on which they serve, as well as our annual meeting of shareholders. However, because we were a wholly owned subsidiary of U.S. Bancorp from our incorporation in April 2003 until our spin-off from U.S. Bancorp on December 31, 2003, the current Board and its committees were not formed until completion of the spin-off, and no formal meetings of the Board of Directors or any committee were held in 2003. We also did not hold an annual meeting of shareholders in 2003.

Procedures for Contacting the Board of Directors

      The Board has established a process for shareholders and other interested parties to send written communications to the Board or to individual directors. Such communications should be sent by U.S. mail to the Office of the Secretary, Piper Jaffray Companies, 800 Nicollet Mall, Suite 800, Minneapolis, Minnesota 55402. The communications will be collected by the Secretary and delivered, in the form received, to the presiding director or, if so addressed, to a specified director. The Chairperson of the Nominating and Governance Committee serves as the presiding director. In accordance with Piper Jaffray’s Complaint Procedures Regarding Accounting and Auditing Matters, letters relating to accounting and auditing matters will be delivered to the Chairperson of the Audit Committee to be handled in accordance with such complaint procedures.

Procedures for Selecting and Nominating Director Candidates

      The Nominating and Governance Committee will consider director candidates recommended by shareholders, and the Committee has adopted a policy that contemplates shareholders recommending and nominating director candidates. A shareholder who wishes to recommend a director candidate to the Board for nomination by the Board at the annual meeting or for vacancies of the Board that arise between meetings must timely provide the Nominating and Governance Committee with sufficient written documentation to permit a determination by the Board whether such candidate meets the required and desired director selection criteria set forth in our bylaws, our Corporate Governance Principles and the factors discussed below. Such documentation and the name of the director candidate must be sent by U.S. mail to the Chairperson, Nominating and Governance Committee, c/o the Office of the Secretary, Piper Jaffray Companies, 800 Nicollet Mall, Suite 800, Minneapolis, Minnesota 55402.

      Alternatively, shareholders may directly nominate a person for election to our Board of Directors by complying with the procedures set forth in Article II, Section 2.4 of our bylaws, and the rules and regulations of the Securities and Exchange Commission. Under our bylaws, only persons nominated in accordance with the procedures set forth in the bylaws will be eligible to serve as directors. In order to nominate a candidate for service as a director, you must be a shareholder of record at the time you give notice of your nomination to the Board, and you must be entitled to vote for the election of directors at the meeting at which your nominee will be considered. In accordance with our bylaws, director nominations generally must be made pursuant to notice delivered to or mailed and received at the principal executive offices at the address above, not later than the 90th day, nor earlier than the 120th day, prior to the first anniversary of the prior year’s annual meeting. Your notice must set forth all information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 and Rule 14a-11 thereunder (including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

      In evaluating the appropriate characteristics of candidates for service as a director, the Nominating and Governance Committee takes into account many factors. At a minimum, director candidates must demonstrate high standards of ethics, integrity and professionalism, independence, sound judgment, community leadership and meaningful experience in business, law or finance or other appropriate endeavor. In addition, the candidates must be committed to representing the long-term interests of our shareholders. In addition to these minimum qualifications, the Committee also considers other factors it deems appropriate based on the current needs and desires of the Board, including specific business and financial expertise currently desired on the Board, experience as a director of a public company, geography, age, gender and ethnic diversity. The Committee will also reassess the qualifications of a director, including the director’s past contributions to the Board and the director’s attendance and contributions at Board and committee meetings, prior to recommending a director for reelection to another term.

Compensation Program for Non-Employee Directors

      Directors who are not Piper Jaffray employees receive an annual cash retainer of $40,000 for service on our Board of Directors. No separate meeting fees are paid. The chairperson of each standing committee receives an additional annual cash retainer of $4,000.

      In addition to the cash retainer, each non-employee director receives a stock option grant with a fair value of $20,000 following the director’s initial election to the Board. Non-employee directors who will continue their service on the Board following an annual meeting of shareholders also will receive an annual option grant on the date of the annual meeting with a fair value of $40,000. In both cases, the number of shares underlying the option is determined using the Black-Scholes option pricing model, and the option is exercisable immediately, has a 10-year term and has an exercise price equal to the closing price of our common stock on the date of grant. The options are granted under our Amended and Restated 2003 Annual and Long-Term Incentive Plan. We plan to award directors who join our Board of Directors after the date of an annual meeting with pro rata annual retainers and equity awards based on the number of months in which they serve as directors during the year.

      Our non-employee directors also will be reimbursed for reasonable out-of-pocket expenses incurred in connection with their service on the Board and Board committees.

      Employees of Piper Jaffray who also serve as directors receive compensation for their services as employees, but they do not receive any additional compensation for their service as directors. No other compensation is paid to our Board members in their capacity as directors. Non-employee directors do not participate in our employee benefit plans.

Code of Ethics and Business Conduct

      We have adopted a Code of Ethics and Business Conduct applicable to all of our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller and other employees performing similar functions. A copy of this Code of Ethics and Business Conduct is available on our Web site at www.piperjaffray.com.

      We intend to post on our Web site any amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer, controller and other persons performing similar functions within five business days following the date of such amendment or waiver.

EXECUTIVE COMPENSATION

Report of the Compensation Committee

      The Compensation Committee of the Board of Directors, which consists entirely of independent outside directors, has overall responsibility for evaluating and approving the executive officer incentive compensation, benefit, severance, equity-based and other compensation plans, policies and programs of the company.

          Compensation Philosophy

      Given the critical importance of human capital to our business, the company’s executive compensation program is designed to attract, motivate and retain the executive leadership necessary for Piper Jaffray to achieve long-term success and increase shareholder value. A substantial portion of each executive’s total compensation is intended to be variable and delivered on a pay-for-performance basis. The program will provide compensation opportunities, contingent upon performance, that are competitive with practices of other similar financial services organizations.

      We are committed to utilizing the executive compensation program to build an ownership culture and increase employee ownership over time. We strongly believe that executive and employee ownership directly aligns the interests of employees and shareholders and will promote long-term shareholder value creation.

      The key components of the compensation program for executive officers are base salary, annual incentive compensation and long-term incentives, each of which is described below.

          Base Salary

      Consistent with industry practice, the base salaries for our executive officers generally account for a relatively small portion of their overall compensation. Executive officer base salaries and subsequent adjustments are expected to be determined by the Committee annually, based on a review of relevant market data and each executive’s performance for the prior year, as well as each executive’s experience, expertise and internal positioning. In addition, the Committee will consider salary adjustments for the organization’s broader employee population.

          Annual Incentive Compensation

      Annual incentives are a key component of Piper Jaffray’s executive compensation strategy. For 2003, bonus payouts were generally based on company-wide and business unit operating performance, as well as efforts in completing the successful spin-off of Piper Jaffray Companies from U.S. Bancorp. Consistent with our philosophy regarding executive ownership, the executive officer bonuses for fiscal year 2003 were paid in cash and restricted stock, with the equity component generally representing 25% of the total incentive payout. The restricted shares vest 100% in February 2007.

      Annual incentive awards for the CEO and other executive officers for 2004 will be based on performance goals established by the Committee using one or more performance criteria contained in the Amended and Restated 2003 Annual and Long-Term Incentive Plan (which is presented in this proxy statement for approval by shareholders). It is expected that a portion of the annual bonus will continue to be paid in restricted stock.

          Long-Term Incentives

      Piper Jaffray believes the use of significant equity-based awards as part of the compensation program will support the achievement of the company’s long-term objectives and shareholder value creation, further align executive and shareholder interests, and promote executive ownership.

      During 2003 no equity incentives were granted to Piper Jaffray executives. In February 2004, the Committee approved awards of restricted stock as partial payment of the 2003 annual bonus as well as stock option grants under the Piper Jaffray Companies 2003 Long-Term Incentive Plan. Both the restricted stock and stock option awards will vest 100% in February 2007.

          Executive Stock Ownership

      Piper Jaffray has adopted stock ownership guidelines to increase the executive officers’ equity stake in the company and align their interests more closely with those of the shareholders. The guidelines provide for the executive officers to increase their ownership of Piper Jaffray stock to a face value equal to seven times base salary for the CEO, and two to five times salary for other executive officers, depending on the executive officer’s position. In addition to the ownership guidelines, we have adopted a share retention policy requiring executives to hold 50% of the shares awarded through the company incentive plans, net of taxes and transaction costs, for a period of five years. In an effort to continue to promote stock ownership we expect to continue to pay a portion of the annual bonus earned each year in restricted stock.

          CEO Compensation for Fiscal 2003

      In 2003 Mr. Duff was paid an annual base salary of $380,000, which was not determined by the current compensation committee. However, we believe Mr. Duff’s salary was competitive based on reliable market data and our philosophy of establishing conservative salaries but providing significant performance-based pay opportunities.

      Mr. Duff received an annual bonus of $2,355,000 for 2003. The annual bonus payment was based on the company’s improved financial and operational performance, and Mr. Duff’s leadership in preparing the company for its successful spin-off from U.S. Bancorp. In a year that was a transition for the organization, the company delivered significant growth in net revenues, net income and earnings per share over 2002. In addition, in December Piper Jaffray successfully completed its spin-off from U.S. Bancorp to become an independent publicly traded company. In determining the 2003 bonus, the Committee examined reliable external data and determined a fair and competitive bonus relative to industry practices for CEOs of other free-standing, publicly traded financial services organizations, and considered Mr. Duff’s compensation history as a U.S. Bancorp employee.

      Consistent with the philosophy for other executive officers, 25% of Mr. Duff’s annual bonus was paid in restricted stock in lieu of cash, which will fully vest in February 2007. In addition, Mr. Duff received 24,259 stock options.

          Policy on Qualifying Compensation for Deductibility

      Section 162(m) of the Internal Revenue Code limits deductions for non-performance-based annual compensation in excess of $1.0 million paid to certain executive officers. Our policy is to maximize the tax deductibility of compensation payments to our executive officers. Accordingly, we have submitted for shareholder approval in this proxy statement the Piper Jaffray Companies Amended and Restated 2003 Annual and Long-Term Incentive Plan, under which annual cash and equity incentives are paid. The plan is designed and expected to be administered to qualify compensation awarded thereunder as “performance-based.” We may, however, authorize payments to executive officers that may not be fully deductible if we believe such payments are in our shareholders’ interests.

Compensation Committee of the Board of Directors of Piper Jaffray

Michael R. Francis, Chairperson
Frank L. Sims
Richard A. Zona

Employment Arrangement with Addison L. Piper

      We have established an employment arrangement with Mr. Piper pursuant to which Mr. Piper serves as vice chairman and as a member of the management committee of our company. The employment arrangement provides that Mr. Piper will be a full-time employee of our company subject to the policies generally applicable to other executive officers and will be paid an annual base salary of $250,000 and a minimum annual bonus of $500,000 for serving in these positions. The bonus amount will be paid in a combination of cash and equity of our company. The percentage of Mr. Piper’s bonus that is to be paid in equity in any given year will be determined in the same manner used to determine the percentage of bonus to be paid in equity for our other executive officers in accordance with then-applicable compensation plans and programs. This arrangement will continue through December 31, 2006.

Termination and Change-in-Control Arrangements

      All of our executive officers participate in the Piper Jaffray Severance Plan, a broad-based plan in which all of our full-time, U.S.-based employees generally participate. Under the plan, employees may receive severance pay up to a maximum of $205,000 in the event of certain involuntary terminations of employment resulting from an employer-determined severance event. Such events may include closure of a company facility, a permanent reduction in our workforce or an organizational change that results in the elimination of the employee’s position.

Cash Award Agreements in Connection with Our Spin-off from U.S. Bancorp

      In connection with our spin-off from U.S. Bancorp, we established a cash award program pursuant to which we have granted cash awards to more than 2,300 of our employees, including all of our executive officers, who were employees of our business on December 15, 2003. These cash awards were designed to aid in retaining highly skilled and motivated employees and to provide fair treatment to our employees whose U.S. Bancorp stock option and restricted stock awards terminated on an accelerated basis as a result of the spin-off. The cash awards are not a part of our regular compensation program. The cash award program was approved by U.S. Bancorp’s board of directors prior to the spin-off, and was approved by our Board both in advance of and following the spin-off. The allocation and specific terms and conditions of these cash awards were approved by our Compensation Committee following the spin-off.

      Each employee who was granted a cash award, including our chief executive officer and the other four executive officers named in the Summary Compensation Table below, has entered into a letter agreement with us setting forth the terms and conditions of the award. Pursuant to these agreements, Mr. Duff was granted a discretionary cash bonus of $500,000 and Messrs. Duff, Grangaard, Nordstrand, Peterson and Schnettler were granted other cash awards replacing the lost value of U.S. Bancorp options and restricted stock that expired or were forfeited as a result of the spin-off.

      Mr. Duff’s discretionary cash bonus is payable in four equal installments on each of March 31, 2004, 2005, 2006 and 2007. Mr. Duff’s other cash award totaled $4,567,096 and relates to the lost time value of U.S. Bancorp stock options and restricted stock that expired or were forfeited by Mr. Duff as a result of the spin-off. Fifty percent of this other cash award is payable on March 31, 2004, with the remaining 50% of the cash award to be paid in four equal installments on each of March 31, 2005, 2006, 2007 and 2008. Messrs. Grangaard, Nordstrand, Peterson and Schnettler also are parties to cash award agreements relating to the lost time value of U.S. Bancorp equity awards. Their cash award amounts are $270,585, $26,394, $559,622 and $244,184, respectively. Fifty percent of these cash awards are payable on March 31, 2004, with the remaining 50% of each cash award to be paid in four equal installments on each of March 31, 2005, 2006, 2007 and 2008.

      In all cases, the payments are conditioned on the award recipient’s continued employment with Piper Jaffray on the payment date, except that Piper Jaffray will continue to pay the benefits in limited circumstances after employment has terminated. Specifically, Piper Jaffray will continue to pay the cash awards in the event that the recipient’s employment is terminated by reason of death or disability, or without cause during the 24-month period following a change in control of Piper Jaffray. In addition, in the event that the recipient is eligible for retirement (as defined in the cash award agreement), Piper Jaffray will pay the cash award regardless of whether the recipient remains employed with Piper Jaffray.

      Each award recipient acknowledged in the recipient’s cash award agreement that (a) for purposes of any stock option or other equity-based compensation award of U.S. Bancorp held by the recipient, the completion of the spin-off constituted a termination of employment with U.S. Bancorp and, (b) with respect to any such options and awards that terminate within 90 days following a termination of employment, the recipient had no further rights whatsoever after the expiration of the 90-day period following the completion of the spin-off. The recipient generally waived any and all claims relating to any stock option or other equity-based compensation award of U.S. Bancorp. However, the waiver did not apply to any rights relating to the exercise of 90-day options within 90 days of the completion of the spin-off, or with respect to any options or other equity-based compensation awards of U.S. Bancorp that continue to vest and remain exercisable beyond 90 days following a termination of employment.

Summary Compensation Table

      The following table contains compensation information for our chief executive officer and four of our other executive officers who were the most highly compensated for the year ended December 31, 2003. All of the information included in this table reflects compensation earned by the individuals for service with us while we were a subsidiary of U.S. Bancorp and, for Mr. Duff, for his service as a vice chairman of U.S. Bancorp, a position he held (in addition to serving as president of our broker dealer subsidiary) from 1999 until our spin-off from U.S. Bancorp on December 31, 2003.

Summary Compensation Table

							Long-Term Compensation Awards

							Awards		Payouts
		Annual Compensation
								Number of
					Other Annual		Restricted Stock	Securities	All Other
		Salary			Compensation		Award(1)(2)	Underlying	Compensation
	Year	($)	Bonus ($)		($)		($)	Options(2)	($)

Andrew S. Duff	2003	379,700	2,266,250	(3)	—		632,765	—	4,575,191	(4)
Chairman and CEO	2002	378,200	225,000		—		—	—	3,680	(5)
	2001	375,000	275,000		558		—	—	—
Paul D. Grangaard	2003	203,200	566,250		24,275	(6)	202,873	—	286,680	(7)
Head of Private Client	2002	203,200	650,000		72,500	(6)	—	—	8,000	(8)
Services	2001	200,000	2,360,000		36,750	(6)	—	—	6,800	(8)
Barry J. Nordstrand	2003	178,200	1,278,750		—		458,123	—	42,489	(9)
Head of Fixed Income	2002	178,200	1,025,000		—		—	—	8,000	(8)
	2001	175,000	875,000		—		—	—	6,800	(8)
Robert W. Peterson	2003	163,200	922,500		8,625	(6)	330,498	—	575,717	(10)
Head of Investment	2002	163,200	946,800		25,750	(6)	—	—	8,000	(8)
Research	2001	193,333	1,585,000		18,375	(6)	—	—	6,800	(8)
Thomas P. Schnettler	2003	163,200	1,391,250		37,225	(6)	498,452	—	260,279	(11)
Head of Equities and	2002	163,200	1,200,000		72,950	(6)	—	—	8,000	(8)
Investment Banking	2001	190,000	2,460,000		95,099	(6)	—	—	6,800	(8)

(1)	The award of restricted stock was granted on February 12, 2004, as part of each executive officer’s 2003 bonus compensation and will vest 100% on February 12, 2007. The restricted stock is subject to forfeiture prior to vesting in the event the officer is terminated for cause or misappropriates confidential company information, participates in a business similar to Piper Jaffray, accepts a similar position with another company or solicits employees, customers or clients of Piper Jaffray after certain terminations of employment with Piper Jaffray. Recipients have the right to receive dividends (if any) on and to vote the shares of Piper Jaffray restricted stock they hold. The number of shares awarded to each executive officer was determined by dividing specified dollar amounts representing a percentage of the individual’s total bonus compensation by $47.50, the average closing price of our common stock for the five consecutive trading days ended February 11, 2004. These dollar amounts and the number of shares awarded were: for Mr. Duff, $588,750 and 12,395 shares; for Mr. Grangaard, $188,750 and 3,974 shares; for Mr. Nordstrand, $426,250 and 8,974 shares; for Mr. Peterson, $307,500 and 6,474 shares; and for Mr. Schnettler, $463,750 and 9,764 shares. As required by SEC rules, the award value that is reported in the Summary Compensation Table was determined by multiplying the closing sales price of one share of Piper Jaffray common stock on the grant date of the restricted stock by the number of shares awarded.

(2)	The table excludes long-term compensation awards granted in the form of U.S. Bancorp restricted stock and options to purchase common stock of U.S. Bancorp. U.S. Bancorp long-term compensation awards for our chief executive officer and the additional executive officers named in the Summary Compensation Table are set forth in the following table. The number of shares underlying U.S. Bancorp stock options awarded in 2002 and 2001 that were outstanding on December 31, 2003, were adjusted on that date to maintain the economic value of the awards in connection with the special stock dividend paid to U.S. Bancorp shareholders to effect our spin-off from U.S. Bancorp on that date. This adjustment was effected by multiplying the number of shares underlying the option by 1.0068. The share numbers reported in the table below reflect this adjustment.

As required by SEC rules, the restricted stock award values that are reported in the table below were determined by multiplying the closing sales price of one share of U.S. Bancorp common stock on the date of grant by the number of shares awarded. On February 27, 2001, each of Messrs. Grangaard, Peterson and Schnettler was granted a number of shares of U.S. Bancorp restricted stock, as follows: Mr. Grangaard, 50,747 shares; Mr. Peterson, 18,815 shares; and Mr. Schnettler, 30,704 shares. One-third of these shares vested on each of February 27, 2002, 2003 and 2004. Mr. Duff was granted 51,308 shares of U.S. Bancorp restricted stock on December 18, 2001, of which 25,654 shares vested on December 18, 2003, and the remainder were forfeited on December 31, 2003, in connection with our spin-off from U.S. Bancorp. The number of shares awarded to Mr. Duff was determined by dividing $1,000,000 by $19.49, the average closing price of U.S. Bancorp common stock for the 10 consecutive trading days ended December 17, 2001.

On December 31, 2003, Mr. Duff held 71,394 shares of U.S. Bancorp restricted stock with a market value of $2,096,128 (calculated by multiplying the closing sales price of U.S. Bancorp common stock on that date by the total number of restricted shares held). Under the terms of the applicable restricted stock awards, the unvested portion of the award would be forfeited upon a termination of Mr. Duff’s employment. Because our spin-off from U.S. Bancorp on December 31, 2003, was deemed a termination of employment of our employees from the perspective of U.S. Bancorp, Mr. Duff forfeited the 71,394 shares of U.S. Bancorp restricted stock on that date. The other named executive officers held a number of shares of restricted stock of U.S. Bancorp on December 31, 2003, with market values (calculated by multiplying the closing market price of U.S. Bancorp’s common stock on that date by the total number of restricted shares held by each officer) as follows: Mr. Grangaard, 16,915 shares valued at $503,729; Mr. Peterson, 6,200 shares valued at $184,636; and Mr. Schnettler, 10,234 shares valued at $304,769. Under the terms of these awards, the awards were not forfeited upon the executive officers’ termination of employment from U.S. Bancorp in connection with the spin-off. As indicated above, all of these restricted shares were fully vested as of February 27, 2004.

		Restricted Stock	Number of
		Award	Securities
	Year	($)	Underlying Options

Andrew S. Duff	2003	—	—
	2002	—	—
	2001	1,004,610	171,156
Paul D. Grangaard	2003	—	—
	2002	—	12,912
	2001	1,190,017	12,826
Barry J. Nordstrand	2003	—	—
	2002	—	24,651
	2001	—	15,675
Robert W. Peterson	2003	—	—
	2002	—	12,428
	2001	441,212	12,826
Thomas P. Schnettler	2003	—	—
	2002	—	12,428
	2001	720,009	12,826

(3)	Consists of (a) a cash bonus of $1,766,250 and (b) a discretionary cash award of $500,000 granted in connection with our spin-off from U.S. Bancorp. The discretionary award will be paid in four equal installments on March 31, 2004, 2005, 2006 and 2007, so long as Mr. Duff remains employed by Piper Jaffray on each payment date. See “ — Cash Award Agreements in Connection with Our Spin-off from U.S. Bancorp” above.

(4)	Consists of (a) a $4,567,096 cash award replacing value lost as a result of the expiration and forfeiture of U.S. Bancorp stock options and restricted stock in connection with our spin-off from U.S. Bancorp, (b) a profit-sharing contribution of $7,825 made by Piper Jaffray to Mr. Duff’s account in the Piper Jaffray Companies Retirement Plan and (c) a $270 life insurance allowance. Fifty percent of the cash award is payable on March 31, 2004, and the remainder of the award will be paid in four equal installments on March 31, 2005, 2006, 2007 and 2008, so long as Mr. Duff remains employed by Piper Jaffray on each such payment date. See “ — Cash Award Agreements in Connection with Our Spin-off from U.S. Bancorp” above.

(5)	Includes a $429 insurance premium rebate and a $3,241 life insurance allowance.

(6)	Consists of amounts paid under the U.S. Bancorp Piper Jaffray Inc. Second Century Growth Deferred Compensation Plan (As Amended and Restated Effective September 30, 1998) and the U.S. Bancorp Piper Jaffray Inc. Second Century 2000 Deferred Compensation Plan. Certain key employees within our capital markets business were eligible to participate in these plans. Messrs. Grangaard, Peterson and Schnettler were granted deferred bonus awards under these plans in 1996, 1997, 1998 and/or 2000. Under the plans, participants were granted a deferred bonus award, which was deemed invested in certain measuring investments. Following a liquidity event (as defined in the plans) for a particular measuring investment, the participant receives a benefit payment based on the deemed return to the participant with respect to the measuring investment as well as payment of that portion of the participant’s account that was deemed so invested. Participants may continue to receive payments under the plans until a liquidity event or bankruptcy event has occurred with respect to each measuring investment in which deferred bonus awards are deemed to be invested.

(7)	Includes (a) a $270,585 cash award replacing value lost as a result of the expiration of U.S. Bancorp stock options in connection with our spin-off from U.S. Bancorp, (b) $8,000 of matching contributions made under the U.S. Bancorp 401(k) Savings Plan, (c) a profit-sharing contribution of $7,825 made by Piper Jaffray to Mr. Grangaard’s account in the Piper Jaffray Companies Retirement Plan and (d) a $270 life insurance allowance. Fifty percent of the cash award will be paid on March 31, 2004, and the remainder of the award will be paid in four equal installments on March 31, 2005, 2006, 2007 and 2008, so long as Mr. Grangaard remains employed by Piper Jaffray on each such payment date. See “ — Cash Award Agreements in Connection with Our Spin-off from U.S. Bancorp” above.

(8)	Consists of matching contributions made under the U.S. Bancorp 401(k) Savings Plan.

(9)	Includes (a) a $26,394 cash award replacing value lost as a result of the expiration of U.S. Bancorp stock options in connection with our spin-off from U.S. Bancorp, (b) $8,000 of matching contributions made under the U.S. Bancorp 401(k) Savings Plan, (c) a profit-sharing contribution of $7,825 made by Piper Jaffray to Mr. Nordstrand’s account in the Piper Jaffray Companies Retirement Plan and (d) a $270 life insurance allowance. Fifty percent of the cash award will be paid on March 31, 2004, and the remainder of the award will be paid in four equal installments on March 31, 2005, 2006, 2007 and 2008, so long as Mr. Nordstrand remains employed by Piper Jaffray on each such payment date. See “ — Cash Award Agreements in Connection with Our Spin-off from U.S. Bancorp” above.

(10)	Includes (a) a $559,622 cash award replacing value lost as a result of the expiration of U.S. Bancorp stock options in connection with our spin-off from U.S. Bancorp, (b) $8,000 of matching contributions made under the U.S. Bancorp 401(k) Savings Plan, (c) a profit-sharing contribution of $7,825 made by Piper Jaffray to Mr. Peterson’s account in the Piper Jaffray Companies Retirement Plan and (d) a $270 life insurance allowance. Fifty percent of the cash award will be paid on March 31, 2004, and the remainder of the award will be paid in four equal installments on March 31, 2005, 2006, 2007 and 2008, so long as Mr. Peterson remains employed by Piper Jaffray on each such payment date. See “ — Cash Award Agreements in Connection with Our Spin-off from U.S. Bancorp” above.

(11)	Includes (a) a $244,184 cash award replacing value lost as a result of the expiration of U.S. Bancorp stock options in connection with our spin-off from U.S. Bancorp, (b) $8,000 of matching contributions made under the U.S. Bancorp 401(k) Savings Plan, (c) a profit-sharing contribution of $7,825 made by Piper Jaffray to Mr. Schnettler’s account in the Piper Jaffray Companies Retirement Plan and (d) a $270 life insurance allowance. Fifty percent of the cash award will be paid on March 31, 2004, and the remainder of the award will be paid in four equal installments on March 31, 2005, 2006, 2007 and 2008, so long as Mr. Schnettler remains employed by Piper Jaffray on each such payment date. See “ — Cash Award Agreements in Connection with Our Spin-off from U.S. Bancorp” above.

Option Grants in Last Fiscal Year

      No stock options to purchase shares of Piper Jaffray or U.S. Bancorp stock were granted during 2003 to any of our executive officers named in the Summary Compensation Table.

Retirement Plans

      We maintain the Piper Jaffray Companies Retirement Plan, which consists of a 401(k) component and a non-contributory profit-sharing component. Under the profit-sharing component, contributions are made by us on behalf of our employees in years in which we achieve certain financial performance. Prior to 2002, our employees participated in the U.S. Bancorp Cash Balance Pension Plan. The cash balance pension plan is a career average pay defined benefit pension plan, and essentially all full-time employees of U.S. Bancorp and its subsidiaries were eligible to participate. Under the terms of the cash balance pension plan, a separate notional account balance is maintained for each participating employee. U.S. Bancorp also maintained an unfunded non-qualified retirement plan known as the defined benefit excess plan, which provides retirement benefits that would have been provided under the cash balance pension plan but for certain limitations established under the Internal Revenue Code and the voluntary deferral of compensation. In 2002, upon establishing our profit-sharing plan, Piper Jaffray withdrew as a participating employer in U.S. Bancorp’s cash balance pension plan. At the same time, Piper Jaffray withdrew as a participating employer in the defined benefit excess plan.

      Although no new benefits will be accrued by our employees under the U.S. Bancorp pension and excess plans, any benefits previously earned under those plans have been preserved. Employees will continue to receive investment credits on their cash balance accounts in accordance with the terms of the plan. Following our spin-off from U.S. Bancorp, our employees with vested benefits in the cash balance pension plan may withdraw those benefits at the employee’s request. The liability for any benefits payable to our employees under the cash balance pension plan remains with U.S. Bancorp. In connection with the spin-off, we assumed U.S. Bancorp’s liability for non-qualified benefits accrued to our employees under the defined benefit excess plan. These benefits will be payable by us upon the employee’s retirement or termination of employment.

      The aggregate benefits accrued to our named executive officers as of December 31, 2003, under U.S. Bancorp’s cash balance pension plan are as follows: to Mr. Duff, $31,981; to Mr. Grangaard, $33,217; to Mr. Nordstrand, $31,981; to Mr. Peterson, $31,981; and to Mr. Schnettler, $32,734. The aggregate benefits accrued to our named executive officers as of December 31, 2003, under the non-qualified defined benefit excess plan are as follows: to Mr. Duff, $352,332; to Mr. Grangaard, $904,026; to Mr. Nordstrand, $82,672; to Mr. Peterson, $330,845; and to Mr. Schnettler, $599,348.

STOCK PERFORMANCE GRAPH

      Because the spin-off of Piper Jaffray from U.S. Bancorp occurred on December 31, 2003, and therefore did not occur until less than 30 days before the end of our fiscal 2003 year, applicable SEC rules do not require inclusion of a stock performance graph in this proxy statement. A stock performance graph will appear in the proxy statement for the 2005 annual meeting of shareholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee, comprised entirely of independent, non-employee directors, is responsible for establishing and administering our policies involving the compensation of our executive officers. No employee of the company serves on the Compensation Committee. The Committee members have no interlocking relationships as defined by the Securities and Exchange Commission.

Related Transactions Involving Our Directors and Executive Officers

      Tad W. Piper is the son of Addison L. Piper, one of our executive officers and a director, and is employed by us as a senior research analyst and was paid compensation in excess of $60,000 for such services in 2003.

      Paul V. Olson is the brother of B. Kristine Johnson, one of our directors, and is employed by us as a financial advisor in the private client services segment and was paid compensation in excess of $60,000 for such services in 2003.

      In the ordinary course of business, Piper Jaffray, through our subsidiaries, from time to time engages in transactions with other corporations or entities whose officers or directors are also executive officers or directors of Piper Jaffray. Such transactions are conducted on an arm’s-length basis and may not come to the attention of our directors or executive officers or those of the other corporations or entities involved. In addition, from time to time our executive officers, directors and their affiliates may engage in transactions in the ordinary course of business involving goods and services provided by Piper Jaffray, such as investment and financial advisory services. With respect to our executive officers, such goods and services are provided on terms comparable to those extended to employees of the company generally. With respect to directors and their affiliates, such services are provided on substantially the same terms as those prevailing at the time for comparable transactions with other persons.

      From time to time, certain of our directors, executive officers and other employees who are accredited investors also invest their personal funds directly in funds managed by Piper Jaffray,

through our subsidiaries, on the same terms and with the same conditions as the other investors in these funds, who may not be our directors, executive officers or employees. In 2003, certain of our executive officers received aggregate distributions exceeding $60,000 from these funds, as follows: Mr. Duff, $99,699; Mr. Grangaard, $143,740; Mr. Peterson, $92,592; Mr. Piper, $124,739; and Mr. Schnettler, $276,680. In addition, Mr. Grangaard invested $258,000 in these funds in 2003. No other investments made or distributions received by our executive officers or directors in 2003 with respect to funds managed by Piper Jaffray exceeded $60,000.

      To the extent permitted by the Sarbanes-Oxley Act of 2002, our directors and executive officers and their affiliates from time to time may be or may have been indebted to Piper Jaffray or our subsidiaries in connection with margin account loans. Such indebtedness is in the ordinary course of business, is substantially on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and does not involve more than a normal risk of collectibility or present other unfavorable features.

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO AUDITORS

Audit Committee Report

      The Audit Committee of the Board of Directors is responsible for assisting the Board in overseeing the integrity of the financial statements of Piper Jaffray, compliance by Piper Jaffray with legal and regulatory requirements, and the independence and performance of Piper Jaffray’s internal and external auditors.

      The consolidated financial statements of Piper Jaffray for the year ended December 31, 2003, were audited by Ernst & Young LLP, independent auditors for Piper Jaffray.

      As part of its activities, the Committee has:

1.	Reviewed and discussed with management and the independent auditors the audited financial statements of Piper Jaffray;

2.	Discussed with the independent auditors the matters required to be communicated under Statement on Auditing Standards No. 61 (Communications with Audit Committees);

3.	Received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and

4. Discussed with the independent auditors their independence.

      Management is responsible for Piper Jaffray’s system of internal controls and the financial reporting process. Ernst & Young LLP is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. Our Committee’s responsibility is to monitor and oversee these processes.

      Based on the foregoing review and discussions and a review of the report of Ernst & Young LLP with respect to the consolidated financial statements, and relying thereon, we have recommended to Piper Jaffray’s Board of Directors the inclusion of the audited consolidated financial statements in Piper Jaffray’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors of Piper Jaffray

Richard A. Zona, Chairperson
B. Kristine Johnson
Frank L. Sims

Auditor Fees

      Ernst & Young LLP served as our principal auditors for 2003. PricewaterhouseCoopers LLP served as our principal auditors for 2002. The following table presents fees for professional audit services for the audit of our annual consolidated financial statements for fiscal 2003 as well as fees for the review of our interim consolidated financial statements for each quarter in fiscal 2003 and for all other services performed for fiscal 2003 by Ernst & Young LLP. The table also presents fees for professional audit services for the audit of our annual financial statements of our broker dealer subsidiary for fiscal 2002 and for all other services performed for fiscal 2002 by PricewaterhouseCoopers LLP.

	2003	2002

Audit Fees(1)	$494,990	$187,000
Audit-Related Fees(2)	66,950	25,000
Tax Fees(3)	162,528	0
All Other Fees(4)	0	453,095

Total	$724,468	$665,095

(1)	The aggregate fees billed to us by Ernst & Young LLP for audit services for 2003 totaled $494,990. The aggregate fees allocated to us by U.S. Bancorp for audit services provided to us for 2002 by PricewaterhouseCoopers LLP totaled $187,000.

(2)	Audit-related services for 2003 primarily include services relating to agency selling group and IRA Keogh agreed-upon procedures, accounting consultations and employee benefit plan audits. Audit-related services for 2002 primarily include services relating to agency selling group and IRA Keogh agreed-upon procedures.

(3)	Tax services for 2003 primarily include services relating to our partnership tax returns and foreign tax services performed for our subsidiary Piper Jaffray Ltd.

(4)	The aggregate fees allocated to us by U.S. Bancorp for all other services provided to us for 2002 by PricewaterhouseCoopers LLP totaled $453,095. These services consisted primarily of internal audit services for Piper Jaffray and pension and benefit consulting for our London-based subsidiary Piper Jaffray Ltd.

Auditor Services Pre-Approval Policy

      The Audit Committee has adopted an auditor services pre-approval policy applicable to services performed for us by our independent auditors. In accordance with this policy, the Committee’s practice is to approve annually all audit services and, on a case-by-case basis, recurring permissible non-audit services to be provided by the independent auditors during the fiscal year. The Audit Committee reviews each non-audit service to be provided and assesses the impact of the service on the auditor’s independence. In addition, the Audit Committee may pre-approve other non-audit services during the year on a case-by-case basis, and delegates authority to grant such pre-approvals during the year to the chairperson of the Audit Committee.

      Prior to completion of our spin-off from U.S. Bancorp on December 31, 2003, Piper Jaffray was not an independent company and did not have an audit committee. However, the audit committee of U.S. Bancorp did pre-approve all non-audit services provided to it and its subsidiaries by its independent auditor. Our Audit Committee has determined that the provision of the non-audit services described above under “Auditor Fees” was compatible with maintaining the independence of our independent auditors. On January 27, 2004, the Audit Committee pre-approved certain non-audit services to be provided relating to engagements occurring on or after January 27, 2004.

ITEM 2 — APPROVAL OF THE PIPER JAFFRAY COMPANIES

AMENDED AND RESTATED 2003 ANNUAL AND LONG-TERM INCENTIVE PLAN

      Subject to shareholder approval, our Board of Directors has approved the Piper Jaffray Companies Amended and Restated 2003 Annual and Long-Term Incentive Plan, which is included as Appendix B to this proxy statement. Prior to our spin-off from U.S. Bancorp, our incentive plan was approved by our sole shareholder at that time, U.S. Bancorp Piper Jaffray Companies Inc., as well as by the compensation committee of U.S. Bancorp’s Board of Directors and by our Board of Directors. Our incentive plan was initially established before we were a public company listed on the New York Stock Exchange, and as a result, we were not required after the spin-off to seek shareholder approval of our incentive plan under the rules of the New York Stock Exchange.

      The 2,000,000 maximum number of shares of common stock authorized for issuance under the plan as originally adopted prior to the spin-off is expected to cover equity award grants to employees, officers and directors through approximately the next 12 months. As a result, we are seeking shareholder approval of an amended and restated plan that increases the maximum number of shares that may be issued under the plan by 2,100,000 shares, for a total of 4,100,000 shares, which is expected to cover equity grants to employees, officers and directors over the subsequent two to three years. The amended and restated plan reflects our commitment to creating meaningful employee ownership in our company over time given the benefits we believe employee ownership provides, including the following:

•	The success of our business is highly dependent upon the talent of our people. We believe offering equity in our business provides a competitive and compelling proposition to attract, retain and motivate talented individuals. Providing equity helps us to compete in the industry as many of our competitors offer equity ownership.

•	We believe that employee ownership creates and fosters a partnership culture that encourages employees to work across departments and across businesses to find solutions for our clients.

•	Through an equity stake, employees are motivated to think and act like owners and make daily business decisions that are in the best long-term interests of clients, the company and shareholders.

•	Employee ownership sends a powerful message to the marketplace that we believe in our business enough to commit our own financial resources to our company.

•	We believe providing equity will help to reduce turnover of key individuals because of vesting provisions and the long-term appreciation potential of the equity.

•	We experienced the power of employee ownership when we were an independent public company prior to our acquisition by U.S. Bancorp in 1998. At that time, nearly 60% of Piper Jaffray was owned by employees.

      Our commitment to employee ownership is consistent with the relatively high level of employee stock ownership in the financial services industry generally.

      The plan is also being submitted for shareholder approval because it is designed to comply with Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). Section 162(m) of the Code denies Piper Jaffray the ability to deduct compensation paid in excess of $1 million to the chief executive officer and each of the four other most highly compensated executive officers, except to the extent such compensation was performance-based and paid pursuant to a plan approved by our shareholders.

      Additional amendments to the existing plan include:

•	The name of the plan will be the Amended and Restated 2003 Annual and Long-Term Incentive Plan.

•	The plan will no longer permit the granting of incentive stock options.

•	The Compensation Committee will replace the Nominating and Governance Committee as the committee that administers awards to non-employee directors.

•	“Return on tangible equity” will be added as an additional performance goal measure under the plan.

•	The qualified performance-based award limitation regarding stock-based awards will be 250,000 shares of common stock rather than 1,000,000 shares of common stock.

•	The qualified performance-based award limitation regarding cash awards will be $7,500,000 rather than $5,000,000.

•	The total shares available for granting restricted stock and restricted stock units will be 4,100,000 shares rather than 2,000,000 shares.

      The Board of Directors recommends that you vote FOR approval of the Piper Jaffray Companies Amended and Restated 2003 Annual and Long-Term Incentive Plan. Proxies will be voted FOR approval of the plan unless otherwise specified.

      The following paragraphs provide more detail about the plan, as amended and restated.

Purpose

      The purpose of our incentive plan is to promote the interests of our company and our shareholders by giving us a competitive advantage in attracting, retaining and motivating officers, employees, directors and consultants, to offer these persons incentives directly linked to the profitability of our businesses and increases in our shareholder value, and to provide these persons an opportunity to acquire a proprietary interest in Piper Jaffray.

Eligible Individuals

      Our directors, officers, employees and consultants and prospective directors, officers, employees and consultants, as well as those of our affiliates, are eligible to participate in our incentive plan. As of December 31, 2003, there were approximately 3,000 persons eligible to participate in our incentive plan.

Administration

      Our incentive plan is administered by the Compensation Committee of our Board of Directors. The existing plan is being amended so that the Compensation Committee will administer awards to non-employee directors rather than the Nominating and Governance Committee. The committee administering our incentive plan will be referred to in this description as the “committee.” The committee is authorized to delegate certain administrative responsibilities to individuals selected at its discretion. The committee will determine the eligible individuals to whom and the time or times at which awards will be granted, the number of shares subject to awards to be granted to any eligible individual, the life of any award and any other terms and conditions of the grant, in addition to those contained in our incentive plan. Each grant under our incentive plan will be confirmed by and subject to the terms of an award agreement.

Authorized Shares

      The maximum number of shares of common stock that may be delivered to participants and their beneficiaries under our incentive plan will be increased from 2,000,000 shares to 4,100,000 shares. The original 2,000,000 share amount is expected to cover award grants to employees, officers and directors over approximately the next 12 months. The additional 2,100,000 shares is expected to cover award grants to employees, officers and directors over the subsequent two to three years. With respect to employees (including officers), we expect these grants to be based on performance and retention objectives, in addition to any other objectives that our Compensation Committee may determine to be relevant. We do not currently have any arrangements or understandings with our officers and employees regarding specific amounts to be granted under our incentive plan. With respect to our directors, these grants will be compensatory, as described above under “Information Regarding the Board of Directors and Corporate Governance — Compensation Program for Non-Employee Directors.”

      Shares that may be issued under the plan may be authorized but unissued shares or shares reacquired and held in our treasury. The number of shares available for granting restricted stock and restricted stock units may not exceed 4,100,000, as compared to 2,000,000 shares under existing plan. No more than 250,000 shares of common stock may be subject to “qualified performance-based awards” granted to any eligible individual in any fiscal year of the company, as compared to 1,000,000 shares under the existing plan.

      If an award entitles the holder to receive or purchase shares, the number of shares covered by the award or to which the award relates will be counted on the date of grant of the award against the aggregate number of shares available for granting awards under the plan. Any shares that are used by a participant as full or partial payment to us of the purchase price relating to an award, including in connection with the satisfaction of tax obligations relating to an award, will again be available for granting awards under the plan. In addition, if any shares covered by an award or to which an award relates are not purchased or are forfeited, or if an award otherwise terminates without delivery of any shares, then the number of shares counted against the aggregate number of shares available under the plan to the extent of any such forfeiture or termination will again be available for granting awards under the plan.

      In the event of certain types of corporate transactions or restructurings, such as stock splits, mergers, consolidations, separations, spin-offs, liquidations, reorganizations or other distributions of stock or property of our company, including an extraordinary stock or cash dividend, the committee or our Board of Directors may make adjustments in the aggregate number and kind of shares reserved for issuance under our incentive plan, in the maximum share limitations upon stock options, stock appreciation rights and other awards to be granted to any individual, in the number, kind and exercise price or strike price of outstanding stock options and stock appreciation rights, in the number and kind of shares subject to other outstanding awards granted under our incentive plan and any other equitable substitutions or adjustments that the committee or our Board of Directors determines to be appropriate in its sole discretion.

Stock Options

      The committee may grant stock options to eligible individuals. As amended and restated, only non-qualified stock options are permitted to be granted under the plan. The exercise price per share purchasable under a stock option will be determined by the committee, but, unless otherwise determined by the committee, the exercise price will not be less than 100 percent of the fair market value of a share on the date of grant. The term of each stock option will be fixed by the committee at the time of grant, but in no event may it be more than 10 years from the date of grant. The committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price may be made or deemed to have been made.

Stock Appreciation Rights

      The committee may grant stock appreciation rights to eligible individuals subject to the terms of the plan. Each stock appreciation right granted under the plan will confer on the holder upon exercise the right to receive, as determined by the committee, cash or a number of shares equal to the excess of (a) the fair market value of one share on the date of exercise (or, if the committee determines, at any time during a specified period before or after the date of exercise) over (b) the grant price of the stock appreciation right as determined by the committee, which grant price will not be less than 100 percent of the fair market value of one share on the date of grant of the stock appreciation right, unless otherwise determined by the committee. Subject to the terms of the plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any stock appreciation right will be as determined by the committee, but in no event may the term of a stock appreciation right be longer than ten years.

Restricted Stock and Restricted Stock Units

      Shares of restricted stock and restricted stock units (RSUs) will be subject to restrictions as the committee may impose, which may lapse separately or in combination at such time or times, in installments or otherwise as the committee may deem appropriate. The grant or vesting of restricted stock and RSUs may be performance-based or time-based or both. Restricted stock and RSUs may be “qualified performance-based awards,” in which event the grant or vesting, as applicable, of such restricted stock or RSUs will be conditioned upon the attainment of performance goals. Except as otherwise determined by the committee, upon a participant’s termination of employment (as determined under criteria established by the committee) during the restriction period, all shares of restricted stock and RSUs subject to restriction will be forfeited and reacquired by the company, except that the committee may waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock or RSUs.

      If the grant is intended to be a “qualified performance-based award,” these goals must be based on the attainment of specified levels of one or more of the following measures: revenue growth; earnings before interest, taxes, depreciation, and amortization; earnings before interest and taxes; operating income; pre- or after-tax income; earnings per share; cash flow; cash flow per share; return on equity; return on tangible equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; or improvement in or attainment of working capital levels. These goals may be established on a company-wide basis or with respect to one or more business units, divisions or subsidiaries and can be on an absolute or relative basis. A “qualified performance-based award” is a grant of restricted stock or RSUs designated as such by the committee at the time of grant based upon a determination that (1) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which we would expect to be able to claim a tax deduction with respect to such restricted stock unit awards and (2) the committee wishes such grant to qualify for the exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m) of the Code. The committee will specify the performance goals to which any “qualified performance-based award” will be subject.

      The provisions of restricted stock and RSUs including any applicable performance goals need not be the same with respect to each participant. During the restriction period, the committee may require that any stock certificates evidencing restricted shares be held by us. Other than these restrictions on transfer and any other restrictions the committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock award.

Performance Awards

      The committee may grant performance awards to eligible individuals subject to the terms of the plan. A performance award (a) may be denominated or payable in cash, shares, other securities, other awards or other property and (b) will provide the holder with the right to receive payments, in whole or in part, upon the achievement of performance goals as the committee establishes. Subject to the terms of the plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms and conditions of any performance award will be determined by the committee. The committee may, prior to or at the time of the grant, designate performance awards as “qualified performance-based awards,” in which event it will condition the settlement of the awards upon the attainment of one or more performance goals described above under “—Restricted Stock and Restricted Stock Units.” Performance awards denominated in cash that are payable to any individual participant with respect to any calendar year will be limited to a maximum of $7.5 million, as compared to $5.0 million under the existing plan.

Other Stock-Based Awards

      Other awards of common stock and other awards that are valued by reference to, or otherwise based upon, common stock, including without limitation dividend equivalents and convertible debentures, may also be granted under our incentive plan, either alone or in conjunction with other awards.

Transferability of Awards

      Awards are non-transferable other than by will or the laws of descent and distribution. However, in the discretion of the committee, non-qualified stock options may be transferred to members of the holder’s immediate family. The transfer may be made directly or indirectly or by means of a trust, partnership or otherwise. Stock options and stock appreciation rights may be exercised only by the initial holder, any such permitted transferee or a guardian, legal representative or beneficiary.

Change in Control

      Notwithstanding any other provision of the plan to the contrary, unless otherwise provided by the committee in any award agreement, in the event of a change in control of Piper Jaffray any stock options and stock appreciation rights outstanding as of the date of such change in control, and which are not then exercisable and vested, will become fully exercisable and vested; the restrictions and deferral limitations applicable to any restricted stock and restricted stock units will lapse, and such restricted stock and restricted stock units will become free of all restrictions and become fully vested; all performance awards will be considered to be earned and payable in full; and any deferral or other restriction will lapse and such performance awards will be settled in cash or shares, as determined by the committee, as promptly as is practicable. All restrictions on other awards will lapse and such awards will become free of all restrictions and fully vested.

Amendments and Termination

      Our Board of Directors may at any time amend, alter or discontinue our incentive plan, but no amendment may be made without the approval of our shareholders to the extent such approval is required by applicable law or stock exchange rules, and no amendment may be made that can increase the number of shares granted under the plan, without shareholder approval.

      The committee may amend the terms of any outstanding stock option or other award but no such amendment may cause a “qualified performance-based award” to cease to qualify for the Section 162(m) exemption or impair the rights of any holder without the holder’s consent.

      In the event an award is granted to an individual who is employed outside the United States and who is not compensated from a payroll maintained in the United States, the committee may, in its sole discretion, modify the provisions of the grant as they pertain to such individual to achieve the purposes of our incentive plan.

Term of the Plan

      The plan will terminate on December 17, 2013, which is the tenth anniversary of the date the plan was initially approved by our sole shareholder, or on any earlier date of discontinuation or termination as determined by our Board of Directors.

Registration

      We have registered 2,000,000 shares of common stock that may be issued under the current plan on a registration statement on Form S-8. If this proposal is approved, we intend to register the additional 2,100,000 shares to be issued under our incentive plan on a registration statement on Form S-8.

Tax Consequences of Stock Options

      The tax consequences of options granted under the plan are complex and depend, in large part, on the surrounding facts and circumstances. This section provides a brief summary of certain significant federal income tax consequences of the plan, under existing U.S. law. This summary is not a complete statement of applicable law and is based upon the Code, as well as administrative and judicial interpretations of the Code, as in effect on the date of this description. If federal tax laws, or interpretations of such laws, change in the future, the information provided here may no longer be accurate. This section does not consider state, local or foreign tax consequences, nor does it discuss the effect of gift, estate or inheritance taxes, except with respect to transferred options.

      No later than the date as of which an amount first becomes includible in the gross income of a participant for federal income tax purposes with respect to any award under the plan, the participant must pay us, or make arrangements satisfactory to us regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Our obligations under the plan are conditional on such payment or arrangements, and we will, to the extent permitted by law, be entitled to take such action and establish such procedures as we deem appropriate to withhold or collect all applicable payroll, withholding, income or other taxes from a participant. In order to assist a participant in paying all or a portion of the federal, state, local and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to an award, the committee may permit a participant to satisfy tax obligations by (a) electing to have us withhold a portion of the shares or other property otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) an award with a fair market value equal to the amount of such taxes or (b) delivering to us shares or other property other than shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such award with a fair market value equal to the amount of such taxes. Any such election must be made on or before the date that the amount of tax to be withheld is determined.

      A participant will not recognize any taxable income and we will not be entitled to a deduction at the time a non-qualified option is granted. When a non-qualified option is exercised, the excess of the fair market value of the shares acquired on the exercise of the option over the exercise price will be taxable to a participant as ordinary income. We, in computing our U.S. federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the participant, subject to certain limitations. When a participant sells his or her shares of stock, the participant generally will have a capital gain (or loss), depending on the difference between the sale price and the fair market value of the stock on the date the participant exercised his or her option. The capital gain (or loss) is considered “long term” or “short term” depending on how long the participant has held such stock.

Tax Consequences of Restricted Stock

      Unless the participant files an election to be taxed under Section 83(b) of the Code, (a) the participant will not realize income upon the grant of restricted stock, (b) the participant will realize ordinary income and Piper Jaffray will be entitled to a corresponding deduction when the restrictions have been removed or expire and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the participant and Piper Jaffray will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

      When the participant disposes of restricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

New Plan Benefits

      Future plan awards to be received by or allocated to particular participants are not presently determinable.

Outstanding Equity Awards

      The only equity plan we have established is our 2003 Long-Term Incentive Plan, which we are proposing in this proxy statement to amend and restate as described above. As of December 31, 2003, no awards had been granted under this plan. The following table summarizes, as of March 3, 2004, the number of shares of our common stock to be issued upon exercise of outstanding options granted under the plan since December 31, 2003, the weighted-average exercise price of such options, and the number of shares remaining available for future issuance under the plan.

Number of Shares
		Weighted-	Remaining for
	Number of Shares to	Average	Future Issuance
	Be Issued upon	Exercise Price of	Under Equity
	Exercise of	Outstanding	Compensation Plans
	Outstanding	Options,	(Excluding Shares
	Options, Warrants	Warrants and	In the First
Plan Category	And Rights (#)	Rights ($)	Column) (#)

Equity compensation plans approved by shareholders	298,564	47.57	1,222,444 (1)
Equity compensation plans not approved by shareholders	N/A	N/A	N/A

(1)	The numbers reflected in the third column are based on the 2,000,000 shares currently authorized for issuance under the plan and do not reflect our proposal included in this proxy statement to increase the authorized share number. In February 2004 we granted 478,992 shares of restricted stock and options to purchase 298,564 shares of common stock under the plan. All of the 1,222,444 shares that remain available for future issuance under the plan may be granted in the form of restricted stock and restricted stock units.

ITEM 3 — RATIFICATION OF SELECTION OF AUDITORS

      Prior to our spin-off from U.S. Bancorp, the audit committee of U.S. Bancorp determined on November 8, 2002, in response to the Sarbanes-Oxley Act of 2002, to segregate the internal and external auditing functions performed for U.S. Bancorp and Piper Jaffray for 2002 by PricewaterhouseCoopers LLP. On that date, the audit committee of U.S. Bancorp determined to dismiss PricewaterhouseCoopers LLP as the external auditors of U.S. Bancorp and Piper Jaffray and appoint Ernst & Young LLP to become the external auditors following the filing of U.S. Bancorp’s 2002 Annual Report on Form 10-K during the first quarter of 2003. PricewaterhouseCoopers LLP completed the audit of our financial statements for the year ended December 31, 2002.

      No report of PricewaterhouseCoopers LLP on the financial statements of Piper Jaffray for the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recent fiscal years, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. During the two most recent fiscal years, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

      During our two most recent fiscal years, we did not consult with Ernst & Young LLP on any items regarding the application of accounting principles, the type of audit opinion that might be rendered on our financial statements, or the subject matter of a disagreement or reportable event (as described in Regulation S-K Item 304(a)(2)).

      U.S. Bancorp reported the change in accountants on Form 8-K on November 14, 2002. The Form 8-K contained a letter from PricewaterhouseCoopers LLP, addressed to the Securities and Exchange Commission, stating that it agreed with the statements concerning PricewaterhouseCoopers LLP in such Form 8-K.

      The Audit Committee of our Board of Directors has selected Ernst & Young LLP to continue to serve as our external auditors for the year ending December 31, 2004. While it is not required to do so, our Board of Directors is submitting the selection of Ernst & Young LLP for ratification in order to ascertain the views of our shareholders on this appointment. If the selection is not ratified, our Audit Committee will reconsider its selection.

      Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will be available to answer shareholder questions and will have the opportunity to make a statement if they desire to do so.

      The Board of Directors recommends that you vote FOR ratification of the selection of Ernst & Young LLP as the independent auditors of Piper Jaffray and our subsidiaries for the year ending December 31, 2004. Proxies will be voted FOR ratifying this selection unless otherwise specified.

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

      In order for a shareholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2005 annual meeting of shareholders, the written proposal must be received at our principal executive offices at 800 Nicollet Mall, Suite 800, Minneapolis, Minnesota 55402, Attention: Secretary, on or before November 18, 2004. The proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

      In accordance with our bylaws, in order to be properly brought before the 2005 annual meeting, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to the Secretary of Piper Jaffray at our principal offices in Minneapolis, Minnesota, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s annual meeting. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our bylaws (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than December 29, 2004, and no later than January 28, 2005.

ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

      Our 2003 Annual Report to Shareholders, including financial statements for the year ended December 31, 2003, accompanies this proxy statement. Shareholders who wish to obtain an additional copy of our Annual Report and/or a copy of the Form 10-K filed with the SEC for the year ended December 31, 2003, may do so without charge by viewing these documents on our Web site at www.piperjaffray.com or by writing to Piper Jaffray Companies, Attention: Investor Relations, 800 Nicollet Mall, Minneapolis, Minnesota 55402.

OTHER MATTERS

      We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the annual meeting, the persons named as proxies on the enclosed proxy card will vote as they deem in the best interests of Piper Jaffray.

JAMES L. CHOSY
Secretary

Dated: March 18, 2004

APPENDIX A

PIPER JAFFRAY COMPANIES

AUDIT COMMITTEE CHARTER

As Approved by the Board of Directors

on February 4, 2004

I.	Purpose

      The Audit Committee (the “Committee”) is established pursuant to the Bylaws of Piper Jaffray Companies (the “Company”). The purpose of the Committee is to oversee (1) the independent auditor’s qualifications and independence, (2) the integrity of the Company’s financial statements, (3) the performance of the Company’s internal audit function and independent auditors and (4) the Company’s compliance with legal and regulatory requirements, and to prepare an audit committee report for inclusion in the Company’s proxy statement for its annual shareholders meeting.

II.	Membership

      The Committee shall consist of three or more members of the Board appointed from time to time by the Board. All of the members of the Committee shall be non-employee directors who meet the independence and experience requirements of the New York Stock Exchange (“NYSE”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”). Each of the members of the Committee shall be financially literate or shall become so within a reasonable period of time after his or her appointment to the Committee. The Committee shall assist the Board in its determination as to whether at least one member of the Committee is an “audit committee financial expert” as defined by SEC rules. The Committee Chairman shall be appointed by the Board. The Committee may appoint a Secretary, who need not be a director. Committee members are subject to removal at any time by a majority of the Board. Any resulting vacancy may be filled by the Board.

III.	Meetings

      The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may request any officer or employee of the Company or external legal, accounting or other advisors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV.	Resources and Authority

      The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to use internal personnel and to obtain advice and assistance from internal or external legal, accounting, tax or other advisors and the funding to compensate any such external advisors. In addition, the Committee shall have sole authority to retain and terminate the independent auditor (subject to shareholder ratification, if such ratification is required or sought) and to approve the fees and other retention terms related to the appointment of the independent auditor, who shall report directly to the Committee. It is the sense of the Committee that the Committee generally will recommend to the Board that the selection of the independent auditor be submitted to shareholders for ratification at the annual meeting of shareholders.

      The Committee may delegate its authority to subcommittees established from time to time by the Committee, which subcommittees shall consist of one or more members of the Committee and shall report to the Committee; provided, however, that in the event the Committee delegates to a subcommittee its authority to preapprove audit and permitted non-audit services, any determination by the subcommittee to grant such preapprovals shall be presented to the full Committee at its next scheduled meeting.

V.	Duties and Responsibilities

      The Committee shall:

Oversee the Relationship with the Independent Auditor

1. Appoint, determine the compensation and retention terms for, and oversee the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

2. Resolve disagreements between management and the independent auditor regarding financial reporting.

3. At least annually, obtain and review a report by the independent auditor describing (a) its internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (c) all relationships between the independent auditor and the Company, in order to assess the auditor’s independence.

4. Annually receive written notice from the independent auditor regarding its independence as required in Independence Standards Board Standard No. 1 and discuss with the independent auditor its independence.

5. At least annually, evaluate the qualifications, performance and independence of the independent auditor (including a review and evaluation of the lead partner of the independent auditor), considering (a) whether the auditor’s quality controls are adequate, (b) whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and (c) the opinions of the Company’s management and its internal auditors.

6. Ensure the regular rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, as required by law.

7. Review the Company’s hiring policies with respect to employees and former employees of the independent auditor who participated in any capacity in the audit of the Company to ensure such hiring policies do not compromise the independence of the independent auditor.

8. Confirm that none of the independent auditor’s audit partners earn or receive compensation based on procuring engagements with the Company for providing products or services, other than audit review or attest services.

9. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

10. Preapprove all audit and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Committee prior to the completion of the audit, considering whether the provision of any non-audit services is compatible with maintaining the independent auditor’s independence.

11. Discuss with the independent auditor issues on which the national office was consulted by the Company’s audit team and matters of audit quality and consistency.

Oversee the Integrity of the Company’s Financial Statements and Disclosures

12. Review and discuss with management and the independent auditor the Company’s annual audited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the

Board whether the annual audited financial statements should be included in the Company’s Form 10-K.

13. Review and discuss with management and the independent auditor the Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of such financial statements.

14. Discuss with management and the independent auditor significant issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, significant deficiencies or material weaknesses in the Company’s internal controls and any special steps adopted in light of material control deficiencies.

15. Review and discuss with the independent auditor (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

16. Discuss generally with management the types of information to be disclosed and the types of presentation to be made with respect to the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, and any financial information and earnings guidance provided to analysts and rating agencies.

17. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

18. Review disclosures made to the Committee by the Company’s chief executive officer and chief financial officer during their certification process for the Form 10-K and Forms 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who play a significant role in the Company’s internal controls.

19. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, and review with the independent auditor any difficulties encountered in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on its access to requested information, and any significant disagreements with management, and management’s response to such problems or difficulties.

Oversee the Company’s Internal Audit Function

20. Review the appointment and replacement of the senior internal audit executive.

21. Review the significant reports to management prepared by the internal auditors and management’s responses.

22. Discuss with the independent auditor and management the responsibilities, budget and staffing of the Company’s internal audit function and the planned scope of the internal audit.

Oversee the Company’s Compliance with Legal and Regulatory Requirements

23. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

24. Review the Company’s annual report to management regarding supervisory systems and procedures required by the NYSE.

25. Annually review the budgeting and expense allocation process with respect to the Company’s investment research operations to ensure that such budgeting and expense allocation are performed by senior management of the Company without input from the Company’s investment banking professionals and without regard to specific revenues or results derived from the Company’s investment banking operations, though revenues and results of the Company as a whole may be considered in determining the investment research budget and allocation of investment research expenses.

26. Oversee administration of the Company’s Code of Ethics and Business Conduct and, as appropriate, consider and approve any amendments to, or waivers granted to the Company’s executive officers under, provisions of such Code.

27. Establish procedures for the receipt, retention and treatment of complaints regarding the Company’s accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

28. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

29. Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance with legal or regulatory requirements.

30. Produce an annual report for inclusion in the Company’s proxy statement for its annual shareholders meeting, in accordance with applicable rules and regulations.

Other Duties and Responsibilities

31. Regularly discuss the Company’s major financial risk exposures, the steps management has taken to monitor and control such exposures, and guidelines and policies to govern the Company’s risk assessment and risk management processes.

32. Regularly meet with management, the internal auditors and the independent auditor in separate executive sessions.

33. Annually review and reassess the adequacy of this Charter and recommend to the Board any proposed changes to this Charter.

34. Annually review and evaluate the Committee’s own performance.

35. Report regularly to the Board on the Committee’s activities, specifically including a review of any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the Company’s internal audit function.

VI.	Limitation of Committee’s Role

      The Committee is not responsible for preparing financial statements, planning or conducting audits, or determining that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable legal and other requirements. These are the responsibilities of management and the independent auditor.

APPENDIX B

PIPER JAFFRAY COMPANIES

AMENDED AND RESTATED

2003 ANNUAL AND LONG-TERM INCENTIVE PLAN

SECTION 1.     Purpose

      The purpose of the Plan is to promote the interests of the Company and its stockholders by giving the Company a competitive advantage in attracting, retaining and motivating employees, officers, consultants and Directors capable of assuring the future success of the Company, to offer such persons incentives that are directly linked to the profitability of the Company’s businesses and increases in stockholder value, and to afford such persons an opportunity to acquire a proprietary interest in the Company.

SECTION 2.     Definitions

      As used in the Plan, the following terms shall have the meanings set forth below.

      (a) “Affiliate” means any entity that, directly or indirectly through one or more intermediaries, is controlled by, controlling or under common control with the Company.

      (b) “Award” means any Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant, Other Stock-Based Award or Tax Offset Bonus granted under the Plan.

      (c) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

      (d) “Board” means the Board of Directors of the Company.

      (e) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

      (f) “Change in Control” has the meaning set forth in Section 7.

      (g) “Committee” means a committee of Directors designated by the Board to administer the Plan, which initially shall be the Compensation Committee of the Board. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be an Outside Director.

      (h) “Company” means Piper Jaffray Companies, a Delaware corporation.

      (i) “Covered Employee” means a Participant designated prior to the grant of Restricted Stock, Restricted Stock Units or Performance Awards by the Committee who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which any such Award is expected to be taxable to such Participant.

      (j) “Director” means a member of the Board, including any Outside Director.

      (k) “Dividend Equivalent” means any right granted under Section 6(e) of the Plan.

      (l) “Effective Date” has the meaning set forth in Section 11 of the Plan.

      (m) “Eligible Individual” means any employee, officer, Director or consultant providing services to the Company or any Affiliate, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or any Affiliate, whom the Committee determines to be an Eligible Individual.

      (n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

      (o) “Exercise Price” has the meaning set forth in Section 6(a) of the Plan.

      (p) “Fair Market Value” means, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing and except as otherwise provided by the Committee, the Fair Market Value of a Share as of a given date shall be the closing sales price for one Share on the New York Stock Exchange or such other national securities market or exchange as may at the time be the principal market for the Shares, or if the Shares were not traded on such national securities market or exchange on such date, then on the next preceding date on which the Shares are traded, all as reported by such source as the Committee may select.

      (q) “Non-Qualified Stock Option” means any Stock Option granted under Section 6(a) of the Plan that is not designated as, or is not intended to qualify as, an “incentive stock option” within the meaning of Section 422 of the Code.

      (r) “Outside Director” means any Director who qualifies as an “outside director” within the meaning of Section 162(m) of the Code and as a “non-employee director” within the meaning of Rule 16b-3.

      (s) “Participant” means an Eligible Individual designated to be granted an Award under the Plan.

      (t) “Performance Award” means any right granted under Section 6(d) of the Plan.

      (u) “Performance Goals” means the performance goals established by the Committee in connection with the grant of an Award. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures with respect to the Company or such subsidiary, division or department of the Company for or within which the Participant perform services: revenue growth; earnings before interest, taxes, depreciation, and amortization; earnings before interest and taxes; operating income; pre- or after- tax income; earnings per share; cash flow; cash flow per share; return on equity; return on tangible equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations. Such Performance Goals also may be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other companies.

      (v) “Plan” means this Piper Jaffray Companies Amended and Restated 2003 Annual and Long-Term Incentive Plan, as set forth herein and as hereinafter amended from time to time.

      (w) “Qualified Performance-Based Award” means an Award of Restricted Stock, Restricted Stock Units or Performance Awards designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a Covered Employee in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock or Performance Awards and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

      (x) “Restricted Stock” means any Share granted under Section 6(c) of the Plan.

      (y) “Restricted Stock Unit” means any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

      (z) “Rule 16b-3” means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as amended from time to time.

      (aa) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

      (bb) “Share” or “Shares” means a share or shares of common stock, par value $.01 per share, of the Company.

      (cc) “Stock Appreciation Right” means any right granted under Section 6(b) of the Plan.

      (dd) “Stock Option” means a Non-Qualified Stock Option granted under Section 6(a) of the Plan.

SECTION 3.     Administration

      (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan and to applicable law, the Committee shall have full power and authority to:

(i) designate Participants;

(ii) determine whether and to what extent any type (or types) of Award is to be granted hereunder;

(iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award;

(iv) determine the terms and conditions of any Award or Award Agreement;

(v) subject to Section 9 hereof, amend the terms and conditions of any Award or Award Agreement and accelerate the vesting and/or exercisability of any Stock Option or waive any restrictions relating to any Award; provided, however, that (A) except for adjustments pursuant to Section 4(c) of the Plan, in no event may any Stock Option granted under this Plan be (x) amended to decrease the Exercise Price thereof, (y) cancelled in conjunction with the grant of any new Stock Option with a lower Exercise Price, or (z) otherwise subject to any action that would be treated, for accounting purposes, as a “repricing” of such Stock Option, unless such amendment, cancellation, or action is approved by the stockholders of the Company to the extent required by applicable law and stock exchange rules and (B) the Committee may not adjust upwards the amount payable to a Covered Employee with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated therewith in a manner that would violate Section 162(m) of the Code.

(vi) determine whether, to what extent and under what circumstances the exercise price of Awards may be paid in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;

(vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee;

(viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;

(ix) adopt, alter, suspend, waive or repeal such rules, guidelines and practices and appoint such agents as it shall deem advisable or appropriate for the proper administration of the Plan; and

(x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons, including without limitation, the Company, its Affiliates, subsidiaries, shareholders, Eligible Individuals and any holder or beneficiary of any Award.

      (b) Action by the Committee; Delegation. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate all or any part of its duties and powers under the Plan to one or more persons, including Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in a manner that would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption; and provided, further, that any such delegation may be revoked by the Committee at any time.

      (c) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

SECTION 4.     Shares Available for Awards

      (a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 4,100,000. Shares that may be issued under the Plan may be authorized but unissued Shares or Shares re-acquired and held in treasury. Notwithstanding the foregoing, the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 4,100,000, subject to adjustment as provided in Section 4(c) of the Plan.

      (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, including in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

      (c) Adjustments. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of Shares outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including any extraordinary cash or stock dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, and the maximum limitation upon Stock Options and Stock Appreciation

Rights and other Awards to be granted to any Participant, in the number, kind and Exercise Price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion (including, without limitation, the provision of an amount in cash in consideration for any such Awards); provided, however, that the number of shares subject to any Award shall always be a whole number. Without limiting the generality of the foregoing, in connection with any Disaffiliation of a subsidiary of the Company, the Committee shall have the authority to arrange for the assumption or replacement of Awards with new awards based on shares of the affected subsidiary or by an affiliate of an entity that controls the subsidiary following the Disaffiliation. For purposes hereof, “Disaffiliation” of a subsidiary shall mean the subsidiary’s ceasing to be a subsidiary of the Company for any reason (including, without limitation, as a result of a public offering, spin-off, sale or other distribution or transfer by the Company of the stock of the subsidiary).

      (d) Award Limitations. No more than 250,000 shares of Common Stock may be subject to Qualified Performance-Based Awards granted to any Eligible Individual in any fiscal year of the Company.

SECTION 5.     Eligibility

      Any Eligible Individual shall be eligible to be designated a Participant. In determining which Eligible Individuals shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Individuals, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.

SECTION 6.     Awards

      (a) Stock Options. The Committee is hereby authorized to grant Stock Options (which may only be Non-Qualified Stock Options) to Eligible Individuals with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Exercise Price. The purchase price per Share purchasable under a Stock Option (the “Exercise Price”) shall be determined by the Committee; provided, however, that, unless otherwise determined by the Committee, such Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Stock Option.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee at the time of grant, but in no event shall be more than 10 years from the date of grant.

(iii) Time and Method of Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable Exercise Price) in which, payment of the Exercise Price with respect thereto may be made or deemed to have been made.

      (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Individuals subject to the terms of the Plan. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (B) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right, unless otherwise determined by the

Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee, provided, that in no event shall the term of a Stock Appreciation Right be longer than ten years.

      (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Individuals with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, limitation on transfer, forfeiture conditions, limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. The grant or vesting of Restricted Stock and Restricted Stock Units may be performance-based or time-based or both. Restricted Stock and Restricted Stock Units may be Qualified Performance-Based Awards, in which event the grant or vesting, as applicable, of such Restricted Stock or Restricted Stock Units shall be conditioned upon the attainment of Performance Goals.

(ii) Stock Certificates; Delivery of Shares.

(A) Any Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

(B) In the case of Restricted Stock Units, no Shares or other property shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units (or at such later time as may be determined by the Committee), Shares or other cash or property shall be issued to the holder of the Restricted Stock Units and evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates.

(iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

      (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Individuals subject to the terms of the Plan. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. The Committee may, prior to or at the time of the grant, designate Performance Awards as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon the attainment of Performance Goals. Performance Awards denominated in cash that are payable to any individual Participant with respect to any calendar year will be limited to a maximum of $7,500,000.

      (e) Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Individuals under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

      (f) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Individuals Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

      (g) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Individuals, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted, unless otherwise determined by the Committee.

      (h) Tax Offset Bonus. The Committee may grant to a Participant, at the time of granting an Award or at any time thereafter, the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the Participant, for the purpose of assisting the Participant to pay the resulting taxes, all as determined by the Committee and on such other terms and conditions as the Committee shall determine (a “Tax Offset Bonus”).

      (i) General.

(i) Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.

(ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii) Forms of Payment Under Awards. Subject to the terms of the Plan, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or settlement of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (provided, however, that the acceptance of such notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; and provided, further, that, if so determined by the Committee, a Participant may transfer a Non-Qualified Stock Option to any Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)) at any time that such Participant holds such Stock Option, whether directly or indirectly or by means of a trust or partnership or otherwise, provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer. Except as otherwise determined by the Committee, each Award or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee, no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v) Term of Awards. Subject to Section 6(a)(ii) of the Plan, the term of each Award shall be for such period as may be determined by the Committee.

(vi) Restrictions. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.

SECTION 7.     Change in Control

      (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Committee in any Award Agreement, in the event of a Change in Control:

(i) Any Stock Options and Stock Appreciation Rights outstanding as of the date of such Change in Control, and which are not then exercisable and vested, shall become fully exercisable and vested.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock and Restricted Stock Units shall lapse, and such Restricted Stock and Restricted Stock Units shall become free of all restrictions and become fully vested.

(iii) All Performance Awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Awards shall be settled in cash or Shares, as determined by the Committee, as promptly as is practicable.

(iv) All restrictions on other Awards shall lapse and such Awards shall become free of all restrictions and become fully vested.

      (b) Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (1) Any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) Any acquisition by the Company, (3) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (4) Any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 7(b); or

(ii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 7(b), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(iv) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

SECTION 8.     Income Tax Withholding

      No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, be entitled to take such action and establish such procedures as it deems appropriate to withhold or collect all applicable payroll, withholding, income or other taxes from such Participant. In order to assist a Participant in paying all or a portion of the federal, state, local and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares or other property otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares or other property other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes, provided that, in either case, not more than the legally required minimum withholding may be settled with Shares. Any such election must be made on or before the date that the amount of tax to be withheld is determined.

SECTION 9.     Amendment and Termination

      (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i) requires stockholder approval under the rules or regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company; or

(ii) increases the number of Shares authorized under the Plan as specified in Section 4(a) of the Plan.

      (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof or such amendment would cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

      (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 10.     General Provisions

      (a) No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Individuals or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

      (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the

Company and, if requested by the Company, signed by the Participant. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

      (c) No Rights of Stockholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

      (d) No Limit on Other Compensation Plans or Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

      (e) No Right to Employment. The Plan shall not constitute a contract of employment, and adoption of the Plan or the grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or an Affiliate, or a non-employee Director to be retained as a Director, nor shall it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

      (f) Governing Law. The Plan and all Awards granted and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws thereof.

      (g) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

      (h) Application to Participants Outside the United States. In the event an Award is granted to a Participant who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the Plan as they pertain to such individual to comply with applicable foreign law.

      (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Individual or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

      (j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

      (k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional

Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

      (l) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

      (m) Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Individuals. The Company intends that all Stock Options and Stock Appreciation Rights granted under the Plan to individuals who are or who the Committee believes will be Covered Employees will constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

      (n) Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the Exercise Price or purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended from time to time, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable stock exchange and the Delaware General Corporation Law. As a condition to the exercise or payment of the Exercise Price or purchase price relating to such Award, the Company may require that the person exercising or paying the Exercise Price or purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

SECTION 11.     Effective Date of Plan

      Upon its adoption by the Board, the Plan shall be submitted for approval by the stockholders of the Company and shall be effective as of the date of such approval (the “Effective Date”).

SECTION 12.     Term of the Plan

      The Plan will terminate on the tenth anniversary of the Effective Date or any earlier date of discontinuation or termination established pursuant to Section 9 of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

LOCATION OF PIPER JAFFRAY COMPANIES ANNUAL MEETING OF SHAREHOLDERS

Wednesday, April 28, 2004, at 3:30 p.m.

Minneapolis Convention Center
1301 Second Avenue South
Minneapolis, Minnesota

      Beneficial owners of common stock held in street name by a broker, bank, trust or other nominee will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from the broker, bank, trust or other nominee are examples of proof of ownership.

PROXY

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned, having received the Notice of Annual Meeting of Shareholders and proxy statement, revoking any proxy previously given, hereby appoint(s) Andrew S. Duff, James L. Chosy and Sandra G. Sponem, and any of them, as proxies to vote as directed all shares the undersigned is (are) entitled to vote at the Piper Jaffray Companies 2004 Annual Meeting of Shareholders and authorize(s) each to vote in his or her discretion upon other business as may properly come before the meeting or any adjournment or postponement thereof. If this signed proxy card contains no specific voting instructions, my (our) shares will be voted “FOR” all nominees for director, “FOR” Items 2 and 3, and in the discretion of the named proxies on all other matters.

     IF YOU DO NOT VOTE BY TOUCH-TONE PHONE OR INTERNET, PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

(Continued on reverse side)
Address Change/Comments (Mark the corresponding box on the reverse side)

é    FOLD AND DETACH HERE    é

You can now access your Piper Jaffray Companies account online.

Access your Piper Jaffray Companies shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, transfer agent for Piper Jaffray Companies, now makes it easy and convenient to get current information on your shareholder account.

•	View account status

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For technical information call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

Please
Mark Here
for Address
Change or
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SEE REVERSE SIDE

☐

ITEM 1. Election of Class I Directors to serve until the annual meeting in 2007.	FOR ALL (except as specified below) ☐	WITHHOLD AUTHORITY to vote for all ☐	ITEM 2.	Approval of Piper Jaffray Companies Amended and Restated 2003 Annual and Long-Term Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Nominees: 01 Andrew S Duff 02 Samuel L. Kaplan 03 Frank L. Sims			ITEM 3.	Ratify selection of Ernst & Young LLP as independent auditors for 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

To withhold authority to vote for any nominee, write the number(s) of the nominee(s) in the space provided below:				I PLAN TO ATTEND THE MEETING			☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or on behalf of a corporation or partnership as an authorized officer, please give full title as such.

é FOLD AND DETACH HERE é

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/pjc Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.